[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.78

Execution Version

DEPOSITARY AGREEMENT

among

2015 ESA PROJECT COMPANY, LLC,

as Borrower

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

as Administrative Agent

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Agent

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Depositary Bank

Dated as of June 25, 2015

Exhibits

Exhibit A	Form of Distribution Suspense Account Withdrawal Certificate

Exhibit B	Form of Construction Account Withdrawal Certificate

Exhibit C	Form of Loss Proceeds Account Withdrawal Certificate

Exhibit D	Form of Operating Account Withdrawal Certificate

Exhibit E	Form of Revenue Account Withdrawal Certificate

Exhibit F	Form of Debt Service Reserve Account Withdrawal Certificate

Exhibit G	Form of Net Disposition Proceeds Account Withdrawal Certificate

Exhibit H	Form of Policy Proceeds Account Withdrawal Certificate

Exhibit I	Form of Prepayment Account Withdrawal Certificate

Schedules
Schedule 1	Required DSR Balance

DEPOSITARY AGREEMENT

This DEPOSITARY AGREEMENT, dated as of June 25, 2015 (this “Agreement”), is made by and among 2015 ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Borrower”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as administrative agent for the Lenders (as defined in the Credit Agreement, as hereinafter defined) (the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the benefit of the Secured Parties (as hereinafter defined) (the “Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as depositary bank (the “Depositary Bank”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Collateral Agent, the Lenders (as defined in the Credit Agreement) and the Administrative Agent, have entered into that certain Credit Agreement, dated as of the date hereof (as amended, restated, modified or otherwise supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders will make loans to the Borrower for the purpose of financing the development, construction, installation, testing and operation of the Projects and the acquisition of certain other assets related thereto (the “Loans”);

WHEREAS, the execution and delivery of this Agreement is a condition precedent to each Lender’s obligation to make the Loans; and

WHEREAS, the Borrower desires to execute this Agreement to satisfy the condition described in the preceding recital.

NOW, THEREFORE, in consideration of the premises contained herein and other benefits to the Borrower, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; PRINCIPLES OF INTERPRETATION

SECTION 1.1. Definitions. All capitalized terms used herein (including in the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the Uniform Commercial Code. All references herein to provisions of the Uniform Commercial Code or the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC. The following terms shall have the following respective meanings:

“Accounts” shall mean the Construction Account, the Revenue Account, the Debt Service Reserve Account, the Operating Account, the Loss Proceeds Account, the Net Disposition Proceeds Account, the Distribution Suspense Account, the Policy Proceeds Account and the Prepayment Account; provided that any Account closed by the Depositary Bank pursuant to the express terms hereof shall no longer be deemed an “Account” under this Agreement.

“Account Collateral” shall have the meaning set forth in Section 3.1(a) hereof.

“Administrative Agent” shall have the meaning set forth in the preamble hereof.

“Agreement” shall have the meaning set forth in the preamble hereof.

“Applicable Sponsor Share” shall mean, in respect of a distribution or other payment to be made to the Sponsors, 90% to ExGen and 10% to Bloom.

“Bloom Closing Date Equity Contribution” shall mean $27,931,673.

“Borrower” shall have the meaning set forth in the preamble hereof.

“Casualty Event” shall mean an event that causes all or a material portion of any Project to be damaged, destroyed or rendered unfit for normal use for any reason whatsoever, other than a Condemnation Event.

“Collateral Agent” shall have the meaning set forth in the preamble hereof.

“Condemnation Event” shall mean any compulsory transfer or taking or transfer under threat of compulsory transfer or taking of all or a material portion of any Project by any Governmental Authority or entity acting under power of eminent domain.

“Conditions to Release of Funds” shall have the meaning set forth in Section 4.6(c) hereof.

“Construction Account” shall have the meaning set forth in Section 2.3(a) hereof.

“Construction Account Withdrawal Certificate” shall mean a certificate in the form of Exhibit B hereto.

“Credit Agreement” shall have the meaning set forth in the recitals hereof.

“Debt Service Reserve Account” shall have the meaning set forth in Section 2.3(d) hereof.

“Debt Service Reserve Account Withdrawal Certificate” shall mean a certificate in the form of Exhibit F hereto.

“Defaulting Lender Shortfall Date” shall mean the date specified in a Defaulting Lender Shortfall Notice, provided that, such date shall be no sooner than the third Business Day following receipt by the Collateral Agent of such Defaulting Lender Shortfall Notice.

“Defaulting Lender Shortfall Notice” shall mean written notice provided to the Collateral Agent by the Borrower that the Borrower is required to Cash Collateralize the Issuing Bank’s Fronting Exposure with respect to a Defaulting Lender pursuant to Section 2.25(d) of the Credit Agreement.

“Depositary Bank” shall have the meaning set forth in the preamble hereof.

“Disbursement Date” shall mean the date specified in a duly completed Construction Account Withdrawal Certificate; provided that, such date shall be no sooner that the third Business Day following receipt by the Administrative Agent of such Construction Account Withdrawal Certificate.

“Distribution Conditions” shall have the meaning set forth in Section 4.5(b) hereof.

“Distribution Date” shall have the meaning set forth in Section 4.5(b) hereof.

“Distribution Suspense Account” shall have the meaning set forth in Section 2.3(e) hereof.

“Distribution Suspense Account Withdrawal Certificate” shall mean a certificate in the form of Exhibit A hereto.

“Enforcement Notice” shall mean a written certification to the Collateral Agent from the Administrative Agent at the direction of the Required Lenders certifying that an Event of Default has occurred and is continuing at the time such certification is sent to the Collateral Agent and containing such other information as is contemplated under Section 8.2 hereof.

“Entitlement Orders” shall have the meaning set forth in Section 3.3(h) hereof.

“Event of Loss” shall mean either a Casualty Event or a Condemnation Event.

“Excess Cash Flow” shall mean, as of any date of determination, funds available at Clause Ninth of Section 4.2(e) as of such date after giving effect to the withdrawals, transfers and payments specified in Clauses First through Eighth of Section 4.2(e).

“Excluded Transaction Document Claims” shall mean any payment or claim to payment, as applicable, of any of the following: (i) the Refund Adder pursuant to Section 5.11 of the PUMA; (ii) any payment made by Bloom in respect of the Annual Capacity Warranty under Section 5.2 of the PUMA and (iii) any indemnity payments made by the Sponsor to the Borrower or any direct or indirect member thereof pursuant to the PUMA for any losses arising as a result of the loss or recapture of any investment tax credit under Section 48 of the Code.

“Hedge Termination Value” shall mean, in respect of any Required Interest Rate Protection Agreement, for any date on or after the date such Required Interest Rate Protection Agreement has been closed out (in whole or in part) and termination value determined in accordance therewith, such termination value.

“Indemnified Group” shall have the meaning set forth in Section 6.1(a) hereof.

“Loans” shall have the meaning set forth in the recitals hereof.

“Local Account” shall mean the account maintained by the Borrower that is at all times subject to and described in more detail in the Local Account Control Agreement; provided, however, the aggregate amount on deposit in any such account(s) shall not exceed $[***].

“Loss Proceeds Account” shall have the meaning set forth in Section 2.3(f) hereof.

“Loss Proceeds Account Withdrawal Certificate” shall mean a certificate in the form of Exhibit C hereto.

“Monthly Date” shall mean the first Business Day of each calendar month. “Net Available Amount” shall mean, with respect to any Event of Loss, the aggregate amount of Loss Proceeds received by the Borrower or the Collateral Agent in respect of such Event of Loss, net of taxes and reasonable expenses incurred in connection with the collection thereof.

“Net Disposition Proceeds” shall mean the proceeds with which the Borrower must prepay the outstanding Loans pursuant to Sections 2.13(b) or 2.13(c), as applicable, of the Credit Agreement.

“Net Disposition Proceeds Account” shall have the meaning set forth in Section 2.3(g) hereof.

“Net Disposition Proceeds Account Withdrawal Certificate” shall mean a certificate in the form of Exhibit G hereto.

“Operating Account” shall have the meaning set forth in Section 2.3(c) hereof.

“Operating Account Withdrawal Certificate” shall mean a certificate in the form of Exhibit D hereto.

“Permitted Tax Distribution” shall mean, as of any Payment Date, the amount of Taxes then due or reasonably expected to become due prior to the next Payment Date in respect of income earned by the Borrower from the Projects, as set forth on the applicable Revenue Account Withdrawal Certificate.

“Policy Proceeds Account” shall have the meaning set forth in Section 2.3(h) hereof.

“Pre-Completion Project Revenues” shall mean any Project Revenues (including all delay in start-up or business interruption Insurance Proceeds) received by the Borrower prior to the date of Completion.

[***] Confidential Treatment Requested

“Prepayment Account” shall have the meaning set forth in Section 2.3(i) hereof.

“Policy Proceeds Account Withdrawal Certificate” shall mean a certificate in the form of Exhibit H hereto.

“Prepayment Account Withdrawal Certificate” shall mean a certificate in the form of Exhibit I hereto.

“Quarterly Date” shall mean the the last Business Day of each March, June, September and December.

“Required DSCR” has the meaning set forth in Section 4.5(c)(vi) hereof.

“Required DSR Balance” shall mean, as of any date, an amount set forth on Schedule 1 which corresponds to such date (which reflects the scheduled debt service projected to be due on the two succeeding Quarterly Dates) as may be adjusted from time to time.

“Revenue Account” shall have the meaning set forth in Section 2.3(b) hereof.

“Revenue Account Withdrawal Certificate” shall mean a certificate in the form of Exhibit E hereto.

“Sub-Account” shall mean any sub-account of an Account that may be established hereunder.

“Term Conversion Date Distribution Conditions” shall mean satisfaction of both (a) the Distribution Conditions and (b) before giving effect to such distributions, the ratio of (i) funded Construction Loans to (ii) equity contributions funded pursuant to the Equity Contribution Agreement, together with the Bloom Closing Date Equity Contribution, shall be no greater than 32:68.

“Trust Estate” shall mean all right, title and interest of the Collateral Agent in, to and under the Account Collateral.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if by reason of mandatory provisions of Law, the perfection or priority of the security interest granted hereunder in any Account Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of New York, the terms “Uniform Commercial Code” and “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction solely for the purposes of the provisions hereof relating to such perfection or priority.

“Withdrawal” shall mean the disbursement by the Collateral Agent and the withdrawal by the Borrower of amounts on deposit in the Accounts pursuant to this Agreement.

SECTION 1.2. Principles of Interpretation. Except as otherwise expressly provided herein, the principles of interpretation set forth in Section 1.2 of the Credit Agreement shall apply mutatis mutandis to this Agreement.

ARTICLE II

APPOINTMENT OF DEPOSITARY BANK; PROCEDURES;

GOVERNMENT AND ESTABLISHMENT OF ACCOUNTS

SECTION 2.1. Appointment of Depositary Bank. The Collateral Agent, on behalf and at the request of each Lender, hereby appoints the Depositary Bank to act as depositary bank and “securities intermediary” as defined in Section 8-102(a)(14) of Article 8 of the UCC, with such powers as are expressly delegated to the Depositary Bank by the terms of this Agreement, and the Depositary Bank hereby accepts such appointment (and the Borrower hereby consents thereto) as Depositary Bank and as a “securities intermediary” within the meaning of such term as defined in Section 8-102(a)(14) of Article 8 of the UCC.

SECTION 2.2. Accounts. The Depositary Bank shall hold and maintain the Accounts and Sub-Accounts (and the revenues, cash, payments, securities, Loss Proceeds, investments and other amounts on deposit therein) during the term of this Agreement in segregated accounts for disbursement strictly in accordance with the terms hereof.

SECTION 2.3. Creation of Accounts. At the request of the Borrower, the Depositary Bank hereby creates the following accounts (collectively, the “Accounts”) and each such Account shall be a “securities account” (as such term is defined in Section 8-501(a) of the UCC), which shall be maintained at all times in accordance with Section 3.4 hereof until the termination of this Agreement or earlier closure of such Account by the Depositary Bank as expressly contemplated herein:

(a) Construction Account. There is hereby created and established a special, segregated and irrevocable account of the Borrower entitled the “[***]” for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent (the “Construction Account”) to be maintained with the Depositary Bank, having account number [***]. No payments shall be made out of such account except for the purposes and on the terms herein stated.

(b) Revenue Account. There is hereby created and established a special, segregated and irrevocable account of the Borrower entitled the “[***]” for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION as Collateral Agent (the “Revenue Account”) to be maintained with the Depositary Bank, having account number [***]. No payments shall be made out of such account except for the purposes and on the terms herein stated.

(c) Operating Account. There is hereby created and established a special, segregated and irrevocable account of the Borrower entitled the “[***]” for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION

[***] Confidential Treatment Requested

[***] as Collateral Agent (the “Operating Account”) to be maintained with the Depositary Bank, having account number [***]. No payments shall be made out of such account except for the purposes and on the terms herein stated.

(d) Debt Service Reserve Account. There is hereby created and established a special, segregated and irrevocable account of the Borrower entitled the “[***]” for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION as Collateral Agent (the “Debt Service Reserve Account”) to be maintained with the Depositary Bank, having account number [***]. No payments shall be made out of such account except for the purposes and on the terms herein stated.

(e) Distribution Suspense Account. There is hereby created and established a special, segregated and irrevocable account of the Borrower entitled the “[***]” for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION as Collateral Agent (the “Distribution Suspense Account”) to be maintained with the Depositary Bank, having account number [***]. No payments shall be made out of such account except for the purposes and on the terms herein stated.

(f) Loss Proceeds Account. There is hereby created and established a special, segregated and irrevocable account of the Borrower entitled the “[***]” for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION as Collateral Agent (the “Loss Proceeds Account”) to be maintained with the Depositary Bank, having account number [***]. No payments shall be made out of such account except for the purposes and on the terms herein stated.

(g) Net Disposition Proceeds Account. There is hereby created and established a special, segregated and irrevocable account of the Borrower entitled the “[***]” for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION as Collateral Agent (the “Net Disposition Proceeds Account”) to be maintained with the Depositary Bank, having account number [***]. No payments shall be made out of such account except for the purposes and on the terms herein stated.

(h) Policy Proceeds Account. There is hereby created and established a special, segregated and irrevocable account of the Borrower entitled the “[***]” for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION as Collateral Agent (the “Policy Proceeds Account”) to be maintained with the Depositary Bank, having account number [***]. No payments shall be made out of such account except for the purposes and on the terms herein stated.

(i) Prepayment Account. There is hereby created and established a special, segregated and irrevocable account of the Borrower entitled the “[***]” for the benefit of WILMINGTON TRUST, NATIONAL ASSOCIATION as Collateral Agent (the “Prepayment Account”) to be maintained with the Depositary Bank, having account number [***]. No payments shall be made out of such account except for the purposes and on the terms herein stated.

[***] Confidential Treatment Requested

Neither the Collateral Agent nor the Depositary Bank shall change the name or account number of or, except as expressly set forth herein, close any of the foregoing Accounts without the prior written consent of the Administrative Agent and the Borrower; provided that if such change to any Account is required due to internal operational requirements of the Depositary Bank or Collateral Agent, such consents shall be assumed if the Depositary Bank or Collateral Agent provides written notice of such change no less than ten (10) Business Days prior to such change. Certain additional Sub-Accounts within the Accounts may be established and created by the Depositary Bank, upon its receipt of written notice from the Administrative Agent from time to time in accordance with this Agreement (and the Administrative Agent shall give notice to the Borrower promptly after the creation thereof). Except for the Accounts and Sub-Accounts under this Agreement, the Borrower shall not open or maintain or cause to be opened or maintained with any bank or other financial institution any deposit, savings or other account during the term of this Agreement; provided, however that the Borrower may open and maintain the Local Account, subject to the limitations set forth herein and in other Financing Documents. The Borrower shall at all times maintain, or cause to be maintained, in trust for the benefit of the Collateral Agent on behalf of the Secured Parties, the Accounts with the Depositary Bank. In the event that, in accordance with this Agreement, the Depositary Bank is required to segregate certain monies in an Account from any other amounts on deposit in such Account pending transfer or withdrawal in accordance with this Agreement, the Depositary Bank shall either (i) hold such monies in such Account for use solely for such transfer or withdrawal, or (ii) if requested in a written notice to the Depositary Bank by the Collateral Agent (acting at the direction of the Administrative Agent), create a separate Sub-Account in such Account for such purpose (and the Collateral Agent shall give notice to the Borrower promptly after the creation thereof).

SECTION 2.4. Dominion and Control of Accounts, Funds, and Permitted Investments.

(a) Except as expressly provided herein, all Accounts (and the amounts, Permitted Investments and property on deposit or held therein) shall be under the sole dominion and control of the Collateral Agent, and the Borrower shall have no right of withdrawal in respect of any of the Accounts. The Borrower hereby irrevocably directs and authorizes the Collateral Agent to direct the Depositary Bank to deposit into and withdraw funds from the Accounts in accordance with the terms and conditions of this Agreement and in accordance with instructions from the Administrative Agent (acting at the direction of the Required Lenders).

(b) Pending disbursement of any funds held in any Account or Sub-Account by the Depositary Bank pursuant to this Agreement, such funds shall be invested and reinvested in Permitted Investments, and such Permitted Investments held therein liquidated, at the risk and expense of the Borrower, by the Depositary Bank in accordance with (i) written instructions given to the Depositary Bank by an Authorized Officer of the Borrower (which may be in the form of a standing instruction), so long as Collateral

Agent has not notified the Depositary Bank that an Event of Default has occurred and is continuing or after Collateral Agent has delivered a written notice to the Depositary Bank that any such Event of Default no longer exists, and (ii) written instructions given to the Depositary Bank by Collateral Agent (at the direction of the Administrative Agent), if Collateral Agent has notified the Depositary Bank that an Event of Default has occurred and is continuing. Absent written instructions from the Borrower or if the Collateral Agent fails to direct the Depositary Bank upon the occurrence of an Event of Default, the amounts held in the Accounts and Sub-Accounts shall remain uninvested. The Depositary Bank shall have no obligation to invest or reinvest the funds if deposited with the Depositary Bank after 11:00 a.m. (New York City time) on such day of deposit. If a selection is not made and a written direction not given to the Depositary Bank, the funds shall remain uninvested with no liability for earnings thereon. It is agreed and understood that the entity serving as the Depositary Bank may earn fees associated with the investments outlined above in accordance with the terms of such investments. In no event shall the Administrative Agent, the Collateral Agent or the Depositary Bank be deemed an investment manager or adviser in respect of any selection of investments hereunder. It is understood and agreed that the Depositary Bank or its affiliates are permitted to receive additional compensation that could be deemed to be in the Depositary Bank’s economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub-custodian with respect to certain of the investments, (ii) using affiliates to effect transactions in certain investments and (iii) effecting transactions in investments. The Depositary Bank may make any and all such investments through its own trust department. None of the Collateral Agent, the Depositary Bank or the Administrative Agent shall be liable for any loss resulting from any Permitted Investment (or any investment or reinvestment therein or liquidation or redemption thereof) from any Account or the sale or redemption thereof except to the extent that such loss results solely from the gross negligence or willful misconduct of the Collateral Agent, the Depositary Bank or the Administrative Agent, as the case may be.

(c) If and when cash is required to be disbursed in accordance with Article IV of this Agreement, and cash is not otherwise available in the Account from which such disbursement is required, the Administrative Agent is authorized, absent instructions from the Borrower and without instructions from any other Person, to direct the Collateral Agent to direct the Depositary Bank in writing to cause Permitted Investments made with funds previously earmarked for such Account to be sold or otherwise liquidated into cash (without regard to maturity) in such manner as the Administrative Agent shall direct; provided that the Administrative Agent’s directions to the Depositary Bank shall specify that such investments are to be liquidated in chronological order of maturity date, from earliest to latest, as so needed using commercially reasonable efforts to minimize the costs and penalties associated with any such liquidation. In the event that any investments are liquidated, neither the Depositary Bank nor the Collateral Agent shall be liable for any loss or penalty relating thereto, except to the extent that such loss or penalty is caused by its gross negligence or willful misconduct. All funds held in any Account by the Depositary Bank, all such Permitted Investments made in respect thereof, and the interest of the Borrower therein shall constitute part of the Account Collateral subject to the security interests created by this Agreement and the other Security Documents and shall not constitute payment of any of the Obligations or any other obligations of the Borrower until applied as hereinafter provided. Income, if any, earned on any monies deposited in any Account or Sub-Account, and the proceeds of investments made with such monies, and dividends and income on such investments, if any, shall be credited to the same Account or Sub-Account from which the amounts earning dividends and income are deposited.

(d) All earnings on amounts in any Account or Sub-Account maintained hereunder shall be credited to Borrower for tax reporting purposes. Borrower shall provide the Depositary Bank with its taxpayer identification number, documented, to the extent necessary, by an appropriately executed Form W-9, upon execution of this Agreement. The Form W-9 shall, to the extent necessary, be renewed as required by the Internal Revenue Service of the United States and provided to the Depositary Bank. The Depositary Bank shall be entitled to rely on an opinion of legal counsel (which may be counsel to the Borrower) in connection with the reporting of any earnings with respect thereto. In no event is the Depositary Bank liable or responsible for payment of taxes on any income earned on the Accounts.

SECTION 2.5. Certificates; Method and Timing of Payments and Transfers.

(a) Any certificate or written instruction required to be delivered hereunder by the Borrower shall be executed by an Authorized Officer of the Borrower and delivered to the Depositary Bank, the Collateral Agent and the Administrative Agent prior to

11:00 a.m. (New York City time) at least three (3) Business Days prior to the date of any transfer or distribution contemplated by such certificate or written instruction. In no event shall a certificate be considered delivered hereunder if it is materially incomplete, is not substantially in the form of the corresponding Exhibit or does not otherwise meet the requirements set forth in this Agreement, including any set forth in any Exhibit.

(b) Each certificate submitted by the Borrower to the Administrative Agent pursuant to Section 4.1(b) and Section 4.2 hereof and that is properly completed in accordance with Section 2.5(a) shall be countersigned by the Administrative Agent, the Collateral Agent or the Independent Engineer, to the extent expressly contemplated therein or in the form required by this Agreement. No later than 2:00 p.m. (New York City time) one (1) Business Day prior to the date of the proposed withdrawal or transfer set forth in such certificate, the Administrative Agent shall submit such certificate to the Depositary Bank if such certificate conforms to the form required by this Agreement.

(c) Subject to the timely receipt of a properly completed certificate or written notice, if and as prescribed herein, and to the availability of cash in the applicable Account or Accounts, then no later than 2:00 p.m. (New York City time) on the date specified in such certificate or notice, the Depositary Bank shall make any payment or transfer hereunder required by means of wire transfer of immediately available funds, to the accounts of the payees set forth in such certificate or written instructions or schedule thereto.

(d) None of the Administrative Agent, the Collateral Agent or the Depositary Bank shall be responsible in any manner for the truth and accuracy of any information contained in any certificate or written notice provided by the Borrower, including any certificate delivered pursuant to Article IV hereof, nor shall the Administrative Agent, the Collateral Agent or the Depositary Bank be required or obligated to examine any such certificate or written notice, except to determine if such document conforms to the form required by this Agreement. Without limiting the generality of the foregoing, in no event shall the Administrative Agent, the Collateral Agent or the Depositary Bank be required to review or examine any other documents in connection with any payment or transfer required hereunder, including without limitation the provisions of any budget.

It is understood that the Depositary Bank with respect to any funds transfer may rely solely upon any account numbers or similar identifying number(s) provided by the Borrower to identify (i) the payees, (ii) the applicable payee’s bank, or (iii) an intermediary bank. The Depositary Bank may apply any of the funds in the applicable Account for any payment order it executes using any such identifying number, even where the use of the applicable identifying number(s) provided by the Borrower may result in a Person other than the intended payee being paid, or the transfer of funds to a bank other than the intended payee’s bank or intermediary bank (as the case may be).

SECTION 2.6. Security Interest Absolute. All rights of the Collateral Agent, the Administrative Agent and the Depositary Bank and the security interests hereunder shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of any of the Credit Documents or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Documents or any other agreement or instrument relating thereto;

(c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Obligations; or

(d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a third party pledgor.

SECTION 2.7. Termination. The rights and powers granted herein to the Collateral Agent have been granted in order to perfect its security interests in the Accounts, are powers coupled with an interest and will neither be affected by the bankruptcy of the Borrower nor by the lapse of time. The obligations of the Collateral Agent hereunder shall continue in effect until the Loan Termination Date.

ARTICLE III

ASSIGNMENT, PLEDGE AND GRANT OF SECURITY INTERESTS

SECTION 3.1. Assignment by the Borrower.

(a) To secure the prompt and complete payment and performance when due (whether at stated maturity, upon acceleration or otherwise) of all Obligations, whether now existing or hereafter arising, the Borrower hereby pledges, charges, assigns, transfers and grants to the Collateral Agent for the benefit of the Secured Parties, and creates in favor of the Collateral Agent (for the benefit of the Secured Parties), a first priority Lien on, and perfected security interest in and to, all of the Borrower’s right, title and interest in, to and under the following, whether now owned by the Borrower or hereafter acquired and whether now existing or hereafter coming into existence, and wherever located (the following, collectively the “Account Collateral”):

(i) all Project Revenues;

(ii) all Loss Proceeds;

(iii) all equity contributions;

(iv) each Account and Sub-Account, all cash deposited in such Account or Sub-Account and all certificates and instruments, if any, from time to time credited to any Account or Sub-Account;

(v) all investments made from time to time with respect to any Account (including, without limitation, all Permitted Investments);

(vi) any instruments, documents or investment property (as each such term is defined in Section 9-102(a) of the UCC), all notes and certificates of deposit from time to time hereafter delivered to or otherwise possessed by the Collateral Agent in substitution for, or in addition to, any or all of the foregoing;

(vii) all interest, dividends, cash, instruments, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing; and

(viii) to the extent not covered above, all proceeds and products of, and any collections, earnings, additions, accruals and substitutions with respect to, any and all of the foregoing.

(b) As long as no Default or Event of Default has occurred or is continuing, any voluntary equity contribution by an Equity Investor after the Closing Date shall be deposited and applied as directed by such Equity Investor or the Borrower in writing, including, without limitation, (i) deposited into the Construction Account for application to Project Costs, (ii) deposited into the Operating Account to pay Operation and Maintenance Expenses, (iii) deposited into the Revenue Account to be treated as Project Revenues, (iv) deposited into the Debt Service Reserve Account to satisfy Borrower’s obligation under Section 7.1(q) of the Credit Agreement, or (v) deposited into the Loss Proceeds Account to pay for works or the acquisition of property to restore the affected Project(s) after an Event of Loss and/or to satisfy the Conditions to Release of Funds.

SECTION 3.2. Borrower Acknowledgment. Subject to the terms and conditions of this Agreement and the other Credit Documents (including, without limitation, all rights and remedies granted to the Collateral Agent), the Borrower hereby irrevocably relinquishes to the Collateral Agent for the benefit of the Secured Parties until the Loan Termination Date all right, title and interest which the Borrower has in the Account Collateral.

SECTION 3.3. Procedures Governing Accounts.

(a) The Depositary Bank hereby agrees to act as such strictly in accordance with the terms of this Agreement, including, without limitation, (i) accepting all amounts and Permitted Investments received or held by the Depositary Bank, (ii) depositing or crediting promptly all such amounts and Permitted Investments received into the Accounts, and (iii) holding and maintaining the Accounts (and the proceeds of Loans, Operating Cash available for Debt Service, Loss Proceeds, Cash, payments, securities, investments and other amounts to the extent such amounts are on deposit therein) during the term of this Agreement in segregated accounts for disbursement.

(b) Each Account is a “securities account” as such term is defined in Section 8-501(a) of the UCC. The Depositary Bank shall treat the amounts and Permitted Investments and any other property, and all rights related thereto, now or hereafter deposited in or credited to the Accounts as “financial assets” (as defined in Section 8-102(a)(9) of the UCC) to be held by the Depositary Bank, acting as a “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC), and shall treat the Collateral Agent as entitled to exercise the rights as to any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited to any Account. The Collateral Agent is the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) of each such “financial asset” (as defined in Section 8-102(a)(9) of the UCC) and, except as provided herein, no such “financial asset” (as defined in Section 8-102(a)(9) of the UCC) will be registered in the name of, payable to the order of or specially indorsed, to the Borrower.

(c) All amounts and Permitted Investments and other property delivered to the Depositary Bank pursuant to this Agreement or the other Security Documents (i) shall be promptly credited to the Account or Sub-Account directed by the party delivering such Account Collateral or otherwise designated herein, (ii) shall constitute a part of the Account Collateral, and (iii) shall not constitute payment of any Obligations or any other obligation of the Borrower until applied as hereinafter provided.

(d) In the event that any of the Accounts is not considered a “securities account” (within the meaning of Section 8-501(a) of the UCC) under applicable Law, such Account shall be deemed to be a “deposit account” (as defined in Section 9-102(a)(29) of the UCC) to the extent a security interest can be granted and perfected under the UCC in such Account, as applicable, as a deposit account, which Collateral

Agent shall maintain with Depositary Bank acting not as a securities intermediary but as a “bank” (within the meaning of Section 9-102(a)(8) of the UCC). The Collateral Agent, acting on behalf of the Secured Parties, shall be deemed to be the “customer” of the Depositary Bank (within the meaning of Section 9-104(a)(3) of the UCC) for purposes of any Account deemed to be a deposit account and as such shall be entitled to all of the rights that customers of banks have under applicable Law with respect to deposit accounts, including the right to withdraw funds from, or close, such Account (which rights shall be exercised in accordance with the terms of this Agreement and the other Financing Documents) and the Borrower hereby irrevocably consents to Collateral Agent being deemed the “customer” of the Depositary Bank hereunder. The Depositary Bank shall not have title to the funds on deposit in any Account deemed to be a “deposit account” (as defined in Section 9-102(a)(29) of the UCC) and shall credit such Account with all receipts of dividends and other income received on the property held in such Account in accordance with the terms of this Agreement. The Depositary Bank shall administer and manage any Account deemed to be a deposit account in compliance with all of the terms applicable to such Account pursuant to the terms of this Agreement, including complying with all instructions by Collateral Agent directing disposition of the funds in any Account in accordance with the terms of this Agreement, without further consent of the Borrower (except as provided in Section 2.4 hereof with respect to Permitted Investments).

(e) Regardless of any provision in any other agreement and for purposes of the UCC, with respect to the Depositary Bank, the State of New York shall be deemed to be the “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the UCC) or, if applicable, the “bank’s jurisdiction” (as defined in Section 9-304(b) of the UCC) with respect to the Accounts.

(f) In the event that any of the Accounts is not considered a “securities account” or a “deposit account” under applicable Law or a security interest cannot be granted and perfected in such Account under the UCC, then such Account and all property deposited therein shall be deemed to be under the exclusive dominion and control of the Secured Parties which the Secured Parties shall maintain through the Collateral Agent and the Depositary Bank as their agents for such purpose, and the Collateral Agent and the Depositary Bank shall act and shall be deemed to be acting as the Secured Parties’ agents in respect of any such Accounts for the purpose of maintaining such exclusive dominion and control for the purpose of the creation and perfection of security interests in favor of the Secured Parties.

(g) At all times prior to the termination of this Agreement, the Collateral Agent shall have “control” (within the meaning of Sections 8-106 and 9-106 of the UCC) of the “securities accounts” and the “securities entitlements” (within the meaning of Sections 8-501(a) and 8-102(a)(17), respectively, of the UCC) carried in the Accounts and of the “financial assets” (within the meaning of Section 8-102(a)(9) of the UCC) deposited in or credited to the Accounts and shall also have “control” (within the meaning of Section 9-104 of the UCC) of the Accounts deemed to be “deposit accounts” (as defined in Section 9-102(a)(29) of the UCC) and any and all Permitted Investments deposited therein or credited thereto, and the Borrower hereby disclaims any entitlement to claim control of the Accounts or any such securities entitlements, financial assets or other Permitted Investments except for the rights specifically granted to the Borrower herein.

(h) Notwithstanding anything to the contrary set forth herein or in any other Financing Document, the Depositary Bank hereby agrees that it will comply with “Entitlement Orders” (within the meaning of Section 8-102(a)(8) of the UCC, including, without limitation, any notification to the Depositary Bank directing transfer or redemption of any securities or other financial assets in any Account) issued by the Collateral Agent and relating to any Account without the requirement of further consent by the Borrower or any other Person (except as provided in Section 2.4 hereof with respect to Permitted Investments). The Borrower consents to the Depositary Bank agreeing to accept Entitlement Orders from the Collateral Agent. Notwithstanding any other provision of this Agreement, the Depositary Bank has no obligation to determine or investigate whether the Collateral Agent is authorized under the terms of this Agreement or any other agreement to issue any Entitlement Order before complying with such Entitlement Order.

(i) The Accounts and Sub-Accounts described in Section 2.3 hereof shall be established by the Borrower in the name of the Collateral Agent for the benefit of the Secured Parties. All amounts and Permitted Investments and any other property from time to time held in or credited to each Account or Sub-Account shall be (i) registered in the name of the Depositary Bank, or (ii) indorsed to the Depositary Bank or in blank or credited to another account maintained in the name of Depositary Bank. In no case will any amounts or Permitted Investments or other property deposited in or credited to any Account be registered in the name of the Borrower, payable to the order of the Borrower or specially indorsed to the Borrower, except as provided herein or to the extent the foregoing have further been specially indorsed to the Depositary Bank or in blank.

(j) In the event that the Depositary Bank has or subsequently obtains by agreement, operation of Law or otherwise a security interest in any Account or Sub-Account or any security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) credited thereto, the Depositary Bank hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent. The financial assets and other items deposited in any Account or Sub-Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Collateral Agent (except that the Depositary Bank may set-off (i) all amounts due to it with respect to its fees and expenses for the maintenance and operation of any Account or Sub-Account (as itemized in a prior written notice delivered by the Depositary Bank to the Borrower), and (ii) the face amount of any checks which have been credited to any Account but are subsequently returned or unpaid because of uncollected or insufficient funds).

(k) There are no other agreements entered into between the Depositary Bank and the Borrower with respect to any of the Accounts. In the event of any conflict between this Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into regarding the Accounts, the Depositary Bank and the Borrower agree that the terms of this Agreement shall prevail.

(l) Except for the claims and interest of the Collateral Agent and of the Borrower in the Accounts, no officer of the Depositary Bank with direct responsibility for administering this Agreement has actual knowledge of any claim to, or interest in, the Accounts or any monies or any other property deposited therein or credited thereto. If an officer of the Depositary Bank with direct responsibility for administering this Agreement obtains actual knowledge that any Person has asserted any lien, encumbrance or adverse claim against the Accounts or in any amounts, Permitted Investments or any other property deposited therein or credited thereto, the Depositary Bank will promptly notify the Administrative Agent, the Collateral Agent and the Borrower thereof. The Depositary Bank agrees that all property delivered to the Depositary Bank pursuant to any of the Financing Documents will be promptly credited to the Accounts.

ARTICLE IV

THE ACCOUNTS

SECTION 4.1. Construction Account.

(a) Upon receipt by the Depositary Bank, the following amounts shall be deposited into the Construction Account:

(i) the proceeds of the Construction Loans disbursed on any Borrowing Date;

(ii) the proceeds of all cash equity contributions made to the Borrower pursuant to the Equity Contribution Agreement;

(iii) all Pre-Completion Project Revenues transferred from the Revenue Account pursuant to Section 4.2(c);

(iv) all Loss Proceeds received by the Borrower on or prior to the Term Conversion Date; and

(v) all other amounts permitted or required to be transferred to the Construction Account from any other Account as provided in this Agreement.

(b) Unless there shall have occurred and be continuing an Event of Default or an Event of Default will occur upon giving effect to the application described herein (except as provided in Section 8.1), on each Disbursement Date (but not more often than once per month), the Borrower may withdraw amounts in the Construction Account to pay for Project Costs actually due and payable on such date or which are not yet due and payable but which the Borrower reasonably anticipates will become so within thirty (30) days after such Disbursement Date (or within forty-five (45) days in the case of the PUMA, without duplication), in each case to the payees entitled to receive such amounts (or for deposit in the Local Account for payment to such payees as set forth in the applicable Construction Account Withdrawal Certificate) in accordance with the applicable Construction Account Withdrawal Certificate. Such Construction Account Withdrawal Certificate shall be delivered concurrently with the delivery of a Drawdown Certificate by the Borrower to the Administrative Agent and the Independent Engineer pursuant to Section 3.2(d)(i) of the Credit Agreement. All such Withdrawals shall be made pursuant to a Construction Account Withdrawal Certificate, duly completed and delivered by the Borrower to the Administrative Agent, the Collateral Agent and the Depositary Bank in accordance with Section 2.5 hereof.

(c) On the Term Conversion Date, the Depositary Bank shall transfer the funds on deposit in the Construction Account as follows:

First, transfer to a designated “completion” Sub-Account of the Construction Account, an amount equal to the sum of (1) any Project capital costs which the Borrower reasonably anticipates will become due and payable under the PUMA after the Term Conversion Date (as certified by the Independent Engineer) plus (2) costs related to completion of the Projects (as certified by the Independent Engineer).

Second, transfer (in accordance with Section 4.2(b) hereof) to the Debt Service Reserve Account funds sufficient to cause the balance in the Debt Service Reserve Account, when added to any letters of credit posted by the Borrower, to equal the then-applicable Required DSR Balance.

Third, transfer to the Prepayment Account an amount equal to the Conversion Payoff to be applied towards mandatory prepayment of the Loans pursuant to Section 2.13(g) of the Credit Agreement.

Fourth, (i) if the Term Conversion Date Distribution Conditions are satisfied, distribute remaining amounts on deposit in the Construction Account, except to the extent otherwise directed by both Sponsors, in writing, distribute the remaining amounts on deposit in the Construction Account to the Sponsors pro rata in accordance with their respective Applicable Sponsor Share and (ii) if the Term Conversion Date Distribution Conditions are not satisfied, transfer remaining amounts on deposit in the Construction Account to the Revenue Account for application in accordance with Section 4.2.

SECTION 4.2. Revenue Account.

(a) Except as otherwise provided in Section 4.2(b), the following amounts shall be deposited into the Revenue Account directly, or if received by the Borrower, as soon as practicable upon receipt, in either case in accordance with this Section 4.2(a):

(i) all Project Revenues; and

(ii) all other amounts required to be transferred to the Revenue Account from any other Account as contemplated under this Agreement.

(b) Exclusions. The following amounts shall not be required to be deposited into the Revenue Account and shall instead be deposited or paid as follows:

(i) any proceeds described in Section 4.9(a)(iii) shall be deposited into the Prepayment Account pursuant to Section 4.9(a); and

(ii) any proceeds from Excluded Transaction Document Claims shall be paid to the Sponsors or their designees pursuant to the written direction of the Borrower.

If any of the amounts required to be deposited with the Depositary Bank in accordance with the terms of this Agreement are received by the Borrower (or any Affiliate of the Borrower), the Borrower shall (or shall cause any such Affiliate to) hold such payments in trust for the Collateral Agent and shall promptly remit such payments to the Depositary Bank for deposit in the Revenue Account (or such other Account designated herein), in the form received, with any necessary endorsements.

In the event the Depositary Bank receives amounts, Permitted Investments or other property without adequate instruction with respect to the proper Account in which such amounts, Permitted Investments or other property are to be deposited, the Depositary Bank shall deposit such amounts, Permitted Investments or other property into the Revenue Account and segregate such amounts, Permitted Investments or other property from all other amounts, Permitted Investments or other property on deposit in the Revenue Account and shall within three (3) Business Days notify the Borrower, the Administrative Agent and the Collateral Agent of the receipt of such amounts, Permitted Investments or property.

(c) Prior to the Completion Date, the Borrower may direct the Depositary Agent to transfer monies on deposit in the Revenue Account to the Construction Account upon delivery of an Officer’s Certificate to be received by the Depositary Agent (with a copy to the Administrative Agent) at least one (1) Business Day prior to the proposed transfer date.

(d) On the Term Conversion Date, in the event that the amounts available for funding the Debt Service Reserve Account is less than the Required DSR Balance (and the Borrower has not posted letters of credit in the amount of such shortfall) and following the application of funds on deposit in the Construction Account in accordance with Section 4.1(c), Clause Second, the Depositary Bank shall transfer, in accordance with a certificate from the Borrower, the funds on deposit in the Revenue Account to the Debt Service Reserve Account to the extent necessary to cause the balance therein, when added to the amounts available for funding to the Debt Service Reserve Account and any letters of credit posted by the Borrower, to equal the then-applicable Required DSR Balance (to the extent funds are available in the Revenue Account, in accordance with Section 4.1(c), Clause Second). Any amounts remaining in the Revenue Account thereafter shall be retained in the Revenue Account for application in accordance with the remaining clauses of Section 4.1(c).

(e) Provided that (i) the Collateral Agent has not issued an Entitlement Order to the contrary to the Depositary Bank in accordance with this Agreement and (ii) no Event of Default has occurred and is continuing or will occur upon giving effect to the application described below (except as provided in Section 8.1), the Borrower hereby irrevocably authorizes and directs the Depositary Bank, and the Collateral Agent authorizes the Depositary Bank, to make withdrawals and transfers of amounts (via wire transfer or as otherwise requested), to the extent then available in the Revenue Account, (x) upon the delivery of a certificate duly completed to the Depositary Bank in accordance with Section 2.5 hereof (to the extent required herein), and (y) except otherwise as provided herein, in each case in the amounts (to the extent thereof), at the times, for the purposes and in the order of priority set forth below:

First, on each Monthly Date, the Depositary Bank shall, pursuant to a Revenue Account Withdrawal Certificate, transfer to the Operating Account from the Revenue Account, an amount equal to all Operation and Maintenance Expenses then due and payable, or reasonably anticipated to become due and payable prior to the next Monthly Date (in each case, in the amount set forth therein and certified by the Borrower to have been incurred or reasonably anticipated to be incurred, in each case, in accordance with the Credit Agreement), to the extent funds have not already been withdrawn from the Revenue Account or withdrawn from or deposited into the Operating Account. If the balance outstanding in the Revenue Account is insufficient (when combined with the balance available in the Operating Account on such Monthly Date) to make all payments referenced above which are then due and payable, then the Depositary Bank shall transfer such amounts as shall be necessary to fund such insufficiency from the Distribution Suspense Account.

Second, except to the extent paid as Project Costs, the Depositary Bank shall, on each Monthly Date, pay pro rata to itself for its own account, to the Administrative Agent for the account of the Administrative Agent, to the Collateral Agent for the account of the Collateral Agent and to the Administrative Agent for the account of the other Secured Parties, in each case from amounts on deposit in the Revenue Account, the amount of all fees and expenses required to be paid as of such Monthly Date pursuant to the Financing Documents, including pursuant to Sections 2.24, 9.1 and 9.2 of the Credit Agreement and Section 6.1 of this Agreement.

Third, except to the extent paid as Project Costs, the Depositary Bank shall, on each Quarterly Date, pay to the Administrative Agent for the account of the Secured Parties, ratably in proportion to the respective amounts described in this Clause Third payable to them, from amounts on deposit in the Revenue Account, the amount of all interest due on all Loans on such Quarterly Date and the amount of all net scheduled payments due in respect of any Required Hedging Agreement entered into with any Secured Hedge Counterparty.

Fourth, except to the extent paid as Project Costs, the Depositary Bank shall, on each Payment Date, pay to the Administrative Agent for the account of the Secured Parties, ratably in proportion to the respective amounts described in this Clause Fourth payable to them, from amounts on deposit in the Revenue Account, the amount of (i) principal due on the Term Loans (as determined in accordance with Section 2.1(d) of the Credit Agreement) and (ii) any Hedge Termination Value payable in respect of any Required Hedging Agreement entered into with any Secured Hedge Counterparty.

Fifth, on (A) each Monthly Date and (B) on any Defaulting Lender Shortfall Date (upon receipt of a Defaulting Lender Shortfall Notice), but only to the extent that the amounts on deposit in the Debt Service Reserve Account is less than the Required DSR Balance (and the Borrower has not posted letters of credit in the amount of such shortfall), the Depositary Bank shall transfer to the Debt Service Reserve Account from amounts remaining on deposit in the Revenue Account (or on any Defaulting Lender Shortfall Date from any amounts on deposit in the Revenue Account or the Distribution Suspense Account), funds sufficient to cause the balance in the Debt Service Reserve Account, when added to the amounts on deposit in the Debt Service Reserve Account and any letters of credit posted by the Borrower, to equal the then-applicable Required DSR Balance.

Sixth, except to the extent paid as Project Costs, the Depositary Bank shall, on each Payment Date, pay to the Administrative Agent for the account of the Secured Parties, from amounts on deposit in the Revenue Account, first, any reimbursement obligations with respect to Letters of Credit and second, the amount of principal due on the LC Loans, if any.

Seventh, except to the extent paid as Project Costs, the Depositary Bank shall, on each Payment Date, pay to the Administrative Agent for the account of the Secured Parties, ratably in proportion to the respective amounts set forth in the Revenue Account Withdrawal Certificate, from amounts on deposit in the Revenue Account, any Cash Collateralization of the outstanding Letters of Credit as required under the Credit Agreement.

Eighth, on each Payment Date, and provided that no Default or Event of Default shall have occurred and be continuing, the Depositary Bank shall transfer to the Equity Investors from amounts remaining on deposit in the Revenue Account, funds in an amount equal to any then-applicable Permitted Tax Distribution.

Ninth, (i) on each Payment Date on and after the third (3rd) anniversary of the Term Conversion Date and before the fourth (4th) anniversary of the Term Conversion Date, and after giving effect to the withdrawals and transfers specified in Clauses First through Eighth above, transfer to the Prepayment Account an amount equal to fifty percent (50)% of Excess Cash Flow as of such Payment Date to be applied towards mandatory prepayment of the Loans pursuant to Section 2.13(h) of the Credit Agreement and (ii) on each Payment Date on and after the fourth (4th) anniversary of the Term Conversion Date and before the Loan Termination Date, and after giving effect to the withdrawals and transfers specified in Clauses First through Eighth above, transfer to the Prepayment Account an amount equal to seventy-five percent (75)% of Excess Cash Flow as of such Payment Date to be applied towards mandatory prepayment of the Loans pursuant to Section 2.13(h) of the Credit Agreement.

Tenth, on each Payment Date, if the Tracking Account (as defined in the Policy) has a positive balance, the Depositary Bank shall transfer to the Insurer as directed by the Borrower pursuant to a Revenue Account Withdrawal Certificate, an amount equal to the lesser of (x) the amount on deposit in the Revenue Account and (y) the positive balance in the Tracking Account.

Eleventh, on each Payment Date, the Depositary Bank shall transfer to the Distribution Suspense Account the remainder, if any, of the amounts on deposit in the Revenue Account after making each of the applicable withdrawals and transfers specified above pursuant to a Revenue Account Withdrawal Certificate delivered by the Borrower to the Administrative Agent, the Collateral Agent and the Depositary Bank in accordance with Section 2.5 hereof.

(f) Prior to the Term Conversion Date, to the extent that amounts on deposit in the Revenue Account exceed Operation and Maintenance Expenses due and payable prior to the next Monthly Date, the Borrower may transfer such excess amounts to the Construction Account.

SECTION 4.3. Operating Account.

(a) The Depositary Bank shall deposit into the Operating Account all amounts required to be deposited into the Operating Account pursuant to Clause First of Section 4.2(e).

(b) The Operating Account shall be maintained as a revolving fund from which the Borrower shall have the right, subject to the limitations set forth in this Agreement, to withdraw funds at any time under this Section 4.3(b) for the payment of Operation and Maintenance Expenses, for the purposes set forth in Clause First of Section 4.2(e) hereof, in the amounts and to the payees set forth in the applicable Operating Account Withdrawal Certificate (or for deposit in the Local Account for application in accordance with the Operating Account Withdrawal Certificate) so long as no Event of Default has occurred and is continuing or will occur upon giving effect to the application set forth therein (except as provided in Section 8.1) , it being understood that the Depositary Bank shall have no obligation to determine if an Event of Default will occur as a result of the application as set forth herein.

SECTION 4.4. Debt Service Reserve Account.

(a) No later than the Term Conversion Date, the Borrower shall cause the Debt Service Reserve Account to be funded in an amount equal to the then-applicable Required DSR Balance, less amounts available for funding to the Debt Service Reserve Account under any letters of credit posted by the Borrower first, on the Term Conversion Date, only by transferring amounts on deposit in the Construction Account to the Debt Service Reserve Account in accordance with Section 4.1(c), Clause Second, second by transferring amounts on deposit in the Revenue Account to the Debt Service Reserve Account on the Term Conversion Date in accordance with Section 4.2(d) pursuant to a Revenue Account Withdrawal Certificate, delivered by the Borrower to the

Administrative Agent, the Collateral Agent and the Depositary Bank in accordance with Section 2.5 hereof and third by transferring amounts on deposit in the Revenue Account to the Debt Service Reserve Account in accordance with Clause Fifth of Section 4.2(e) pursuant to a Revenue Account Withdrawal Certificate, delivered by the Borrower to the Administrative Agent, the Collateral Agent and the Depositary Bank in accordance with Section 2.5 hereof. On the Term Conversion Date, after the transfers contemplated above, to the extent the aggregate amount on deposit in the Debt Service Reserve Account on such date is less than the then applicable Required DSR Balance, the Borrower shall cause any such shortfall to be funded by the deposit of cash into the Debt Service Reserve Account. If, after the application of all amounts required pursuant to Clauses First through Fifth of Section 4.2(e) hereof as of any Monthly Date, Quarterly Date, or Payment Date, the aggregate amount on deposit (or available under letters of credit) in the Debt Service Reserve Account on such date is less than the then applicable Required DSR Balance, then the Depositary Bank shall transfer such amounts as shall be necessary to fund such insufficiency from the Distribution Suspense Account. Such amounts shall be held in reserve for application to all or a portion of the then-applicable Obligations pursuant to this Section 4.4.

(b) In addition, on or before the second (2nd) Business Day prior to each Payment Date or any other date upon which payments of Obligations are due, the Administrative Agent shall determine whether amounts then on deposit in the Revenue Account, after providing for payment of amounts under Clause First of Section 4.2(e) then requested to be withdrawn in the Revenue Account Withdrawal Certificate on such upcoming Payment Date, if any, are sufficient to pay amounts due and payable solely to the Secured Parties on such Payment Date under Clauses Second, Third and Fourth of Section 4.2(e) hereof and, if amounts on deposit in the Revenue Account are not sufficient to pay such amounts, shall transfer such amounts first from the Distribution Suspense Account, second from the Policy Proceeds Account and third from the Debt Service Reserve Account in such order, to the extent of such insufficiency (in each case to the extent funds are available in such Accounts).

(c) If an Event of Default shall have occurred and be continuing, all amounts on deposit in the Debt Service Reserve Account at such time shall be held in such Account or distributed solely to the Secured Parties in accordance with the instructions of the Collateral Agent (acting upon the written direction of the Administrative Agent acting at the direction of the Required Lenders), and the Depositary Bank shall disregard any conflicting or inconsistent instructions from the Borrower.

(d) On or before the fifth (5th) Business Day prior to each Payment Date after the Term Conversion Date, upon approval by the Administrative Agent of the schedule of the Required DSR Balance for the six (6) month period beginning on such Payment Date delivered by the Borrower to the Administrative Agent in accordance with Section 2.14(d) of the Credit Agreement, the Administrative Agent shall provide a copy thereof to the Depositary Bank and such copy shall constitute notice to the Depositary Bank of the Required DSR Balance and shall become Schedule 1 to this Agreement. On or before the fifth (5th ) Business Day prior to each Monthly Date after the Term Conversion Date during which any LC Loan remains outstanding, upon approval (in accordance with

Section 2.14 of the Credit Agreement) by the Administrative Agent of the Required DSR Balance due and payable prior to the next Payment Date, the Administrative Agent shall provide a copy thereof to the Depositary Bank and such copy shall constitute notice to the Depositary Bank of the Required DSR Balance. If the amount on deposit in the Debt Service Reserve Account shall exceed the amount then required as a result of a downward revision in the amount required in accordance with this Section 4.4(d), the Borrower shall deliver an appropriately completed Debt Service Reserve Account Withdrawal Certificate to the Depositary Bank and the Administrative Agent and the Depositary Bank shall transfer such excess amount to the Revenue Account, or if the Debt Service Reserve Account is funded with letters of credit, the Borrower may reduce the amount thereof in an amount equal to such excess.

SECTION 4.5. Distribution Suspense Account.

(a) The Depositary Bank shall deposit, on each Payment Date, the funds into the Distribution Suspense Account as specified in Clause Eleventh of Section 4.2(e) hereof.

(b) The Depositary Bank shall transfer amounts from the Distribution Suspense Account to other Accounts if, and as required, under Sections 4.2(d) and 4.4(b) hereof. In addition, the first Business Day which is at least 30 days following any Payment Date (each such date, a “Distribution Date”), upon receipt of a Distribution Suspense Account Withdrawal Certificate duly completed and delivered in accordance with Section 2.5 hereof within thirty (30) days of such Payment Date certifying that, as of such Payment Date, the Borrower has satisfied all conditions set forth in Section 4.5(c) (the “Distribution Conditions”) such that funds are no longer required to be held in the Distribution Suspense Account but are available for distribution pursuant to the terms of the Credit Documents on the proposed date of Withdrawal, the Depositary Bank shall distribute amounts on deposit in the Distribution Suspense Account in the following order of priority, to the extent funds are available therefor: (i) first, to the extent of any positive balances in the Tracking Account (ii) second, to the account or accounts specified by the Borrower in the other Distribution Suspense Account Withdrawal Certificate.

(c) Notwithstanding anything to the contrary set forth in this Agreement or any other Credit Document, no amount in the Distribution Suspense Account shall be available for distribution to Borrower or any of its Affiliates unless the following conditions have been satisfied:

(i) no Default or Event of Default shall have occurred and be continuing;

(ii) the Debt Service Reserve Account has been funded to the Required DSR Balance (taking into consideration posted letters of credit);

(iii) no LC Loans are outstanding;

(iv) the Term Conversion Date shall have occurred;

(v) there is no positive balance in the Tracking Account;

(vi) the Borrower has maintained a Debt Service Coverage Ratio, (A) as of the Payment Date immediately preceding such Distribution Date and (B) calculated on the basis of the twelve month period ending on such Payment Date, of no less than [***] (the “Required DSCR”); provided that, to the extent any such Payment Date is less than 12 months after the Term Conversion Date, the Debt Service Coverage Ratio as of such Payment Date shall be calculated solely on the basis of the period between the Term Conversion Date and such Payment Date; and

(vii) The Borrower shall have transferred the applicable percentage of Excess Cash Flow to the Prepayment Account if and to the extent required pursuant to Section 4.2(e), Clause Ninth and shall have made corresponding mandatory prepayments pursuant to Section 2.13(h) of the Credit Agreement.

(d) In the event Borrower fails to maintain the Required DSCR for four (4) or more consecutive Payment Dates, Borrower may, in its sole discretion, either (A) retain in the Distribution Suspense Account any amounts on deposit in the Distribution Suspense Account or (B) transfer any amounts in the Distribution Suspense Account to the Prepayment Account and apply such amounts to prepay the principal amount of the Term Loan pro rata across all remaining payments; provided that, in the event that Borrower fails to maintain the Required DSCR for eight (8) or more consecutive Payment Dates, any amounts that have been on deposit in the Distribution Suspense Account for at least twenty four (24) months as of any such Payment Date shall be transferred on such Payment Date to the Prepayment Account and applied to prepay the principal amount of the Term Loan pro rata across all remaining payments.

(e) Notwithstanding the foregoing, once the Required DSCR is satisfied as of any Payment Date, and so long as all other Distribution Conditions are met as of the related Distribution Date, all amounts in the Distribution Suspense Account as of such Date shall be available for distribution.

(f) Notwithstanding anything to the foregoing set forth in this Section 4.5 but subject to Section 2.12 of the Credit Agreement, on each Monthly Date the Borrower may apply any amounts in the Distribution Suspense Account to repay any outstanding LC Loans.

SECTION 4.6. Loss Proceeds Account.

(a) The Net Available Amount of all Loss Proceeds received by the Borrower shall be deposited into the Loss Proceeds Account or, in the case of the proceeds of any business interruption (or similar) insurance, in the Construction Account prior to the Term Conversion Date and the Revenue Account on or after the Term Conversion Date. If any such Loss Proceeds are received by the Borrower (or any Affiliate of Borrower), such Loss Proceeds shall be received in trust for the Collateral Agent, shall be segregated from other funds of the Borrower (or any Affiliate of Borrower), and shall be forthwith paid into the Loss Proceeds Account or, in the case of the proceeds of any business interruption (or similar) insurance, into the Construction Account prior to the Term Conversion Date and the Revenue Account on or after the Term Conversion Date, in the same form as received (with any necessary endorsement).

[***] Confidential Treatment Requested

(b) If there shall occur any single Event of Loss with respect to which the replacement value of the item of property subject to the Event of Loss does not exceed [***] the Net Available Amount of any Loss Proceeds in respect of such Event of Loss shall be applied by the Borrower to the prompt payment of the cost of the repair or restoration of such damage or destruction.

(c) If the Borrower receives Loss Proceeds relating to an Event of Loss in respect of a single Event of Loss greater than $[***] (as determined by the replacement value of the item of property subject to the Event of Loss) and the following conditions have been satisfied in the reasonable determination of (and in consultation with the Independent Engineer), or waived by, the Required Lenders (the “Conditions to Release of Funds”):

(i) such damage or destruction does not constitute the destruction of all or substantially all of the Portfolio;

(ii) no Event of Default has occurred and is continuing (other than an Event of Default resulting solely from such damage or destruction) and after giving effect to any proposed repair and restoration, such damage or destruction or proposed repair and restoration will not result in a Default or Event of Default;

(iii) the Borrower and the Independent Engineer certify, and the Required Lenders determine in their reasonable judgment, that repair or restoration of the Projects is technically and economically feasible within a period of one hundred eighty (180) days and that a sufficient amount of funds is or will be available to the Borrower to make such repairs and restorations;

(iv) the Required Lenders in consultation with the Independent Engineer reasonably determine that after repair and restoration, the Projects should be as capable of generating Project Revenues as prior to the casualty and consistent with the Lender Base Case Projections;

(v) (A) no material Permit is necessary to proceed with the repair and restoration and (B) no material amendment to any of the Transaction Documents is necessary for the purpose of effecting the repairs or restorations and (C) no material amendment to this Agreement or any of the Transaction Documents is necessary for the purpose of subjecting the repairs or restorations to the Liens of the Security Documents; provided that, if any such Permits or amendments are required, the Borrower will be able to obtain such as and when required;

(vi) upon the request of the Required Lenders, a legal opinion delivered to the Required Lenders and the Collateral Agent and acceptable to the Required Lenders (acting reasonably) at the Borrower’s expense, opining that that such repairs or restoration are capable of being subject to the Liens of the Security Documents;

[***] Confidential Treatment Requested

(vii) no periodic payments are being made or required to be made under the Policy; and

(viii) the Collateral Agent shall receive such additional mechanic’s lien waivers, certificates, opinions or other matters as the Required Lenders may reasonably request as necessary or appropriate in connection with such repairs or restoration or to preserve or protect the Lenders’ interests hereunder and in the Collateral, then the Net Available Amount of such Loss Proceeds shall be applied by the Borrower to the prompt repair or restoration of the Projects in accordance with the following procedures:

(A)	the Borrower shall submit a detailed report to Collateral Agent describing the Borrower’s plan for effectuating repairs or restoration, and such report shall be subject to the review and approval of the Required Lenders in consultation with the Independent Engineer (such approval not to be unreasonably withheld, conditioned or delayed); and

(B)	from time to time after the Required Lenders shall have duly approved the making of such repairs or restoration, the Collateral Agent’s release of Loss Proceeds for application toward such repairs or restoration shall be conditioned upon the Borrower’s delivery to the Collateral Agent of a certificate in respect of such repairs or restorations stating: (w) in reasonable detail the nature of the works to be effected with such release, (x) estimates of the aggregate cost and the specific amounts requested to be paid over to or upon the order of the Borrower and that such amount is requested to pay the cost thereof, (y) that the aggregate amount requested by the Borrower (when added to any other Loss Proceeds received by the Borrower and any cash equity contributions by the Sponsors received by the Borrower) does not exceed the estimated cost and that a sufficient amount of funds is or will be available to the Borrower for such works, and (z) that no Event of Default has occurred and is continuing other than an Event of Default resulting solely from such damage or destruction.

(d) If the Borrower receives Loss Proceeds relating to an Event of Loss in respect of a single Event of Loss greater than $[***] (as determined by the replacement value of the item of property subject to the Event of Loss) and the Conditions to Release of Funds are not met, then the Net Available Amount of such Loss Proceeds shall be transferred to the Prepayment Account and shall be applied to the mandatory prepayment of the Loans pursuant to Section 2.13(a) of the Credit Agreement; provided that such prepayment shall be limited only to the ratable amount of the Loans related to the Systems affected by such mandatory prepayment event.

(e) If, after Loss Proceeds have been applied to the repair or restoration of the Project as provided in Sections 4.6(a) through (c), of the repayment of the Loans as provided in Section 4.6(d), there remain any excess Loss Proceeds, the Net Available Amount of such Loss Proceeds shall be transferred to the Revenue Account.

[***] Confidential Treatment Requested

SECTION 4.7. Net Disposition Proceeds Account.

(a) All Net Disposition Proceeds shall be deposited in the Net Disposition Proceeds Account.

(b) The Depositary Bank shall transfer all amounts in the Net Disposition Proceeds Account to the Prepayment Account pursuant to a Net Disposition Proceeds Account Withdrawal Certificate duly completed and delivered in accordance with Section 2.5 hereof to be applied to the prepayment of the Loans in accordance with Section 2.13(c) of the Credit Agreement.

SECTION 4.8. Policy Proceeds Account.

(a) The Borrower shall promptly deposit into the Policy Proceeds Account any net proceeds received from the Insurer under the Policy to the extent not paid directly to the Lenders, pursuant to Section 2.13(d) of the Credit Agreement.

(b) The Depositary Bank shall apply all amounts in the Policy Proceeds Account in accordance with Section 4.4(b), pursuant to a Policy Proceeds Account Withdrawal Certificate.

SECTION 4.9. Prepayment Account.

(a) The Borrower shall deposit, or cause to be deposited in the Prepayment Account, (i) the Conversion Payoff, as required to be deposited therein pursuant to Section 4.1(c), Clause Third, (ii) Excess Cash Flow, as required to be deposited therein pursuant to Section 4.1(c), Clause Ninth, (iii) any proceeds from (A) Borrower’s voluntary disposition of any energy server or Project, (B) refund claims received by the Borrower pursuant to Sections 5.4(c) and 5.7(b) of the PUMA (other than amounts reserved for payment to the Offtakers in accordance with the provisions of the applicable ESA) and (C) any payment of Termination Value or Early Termination Fee, which the Borrower may receive upon the occurrence of a Customer Default or Host Default, as applicable, under each ESA (as defined therein), (iv) amounts in the Distribution Suspense Account, as required to be deposited therein pursuant to Section 4.5(d), (v) Loss Proceeds, as required to be deposited therein pursuant to Section 4.6(d) and (vi) Net Disposition Proceeds, as required to be deposited therein pursuant to Section 4.7(b).

(b) The Collateral Agent, pursuant to a Prepayment Account Withdrawal Certificate delivered by the Borrower, shall instruct the Depositary Bank to transfer funds on deposit in the Prepayment Account in the manner and to the extent set forth in Section 2.13 of the Credit Agreement. Notwithstanding anything herein to the contrary, the Depositary Bank shall be permitted to apply any amounts in any Account to the prepayment of the Loans as permitted by and in accordance with Section 2.13 of the Credit Agreement even if the Borrower has not submitted the applicable certificate or notification for such prepayment required under this Agreement; provided that, if the Borrower has not submitted such applicable certificate or notification, the Depositary Bank shall act at the direction of the Collateral Agent (acting at the direction of the Administrative Agent acting at the direction of the Required Lenders).

SECTION 4.10. Account Balance Statements. The Depositary Bank shall, as available and after a written request by the Administrative Agent, the Collateral Agent or the Borrower, provide to the Administrative Agent, the Collateral Agent and the Borrower account balance statements in respect of each of the Accounts, any Sub-Accounts and amounts segregated in any of the Accounts. Such balance statements shall also include deposits and transfers to, withdrawals from, and the net investment income or gain received and collected for, each Account, Sub-Account and segregated amount. Such balance statements shall be prima facie evidence of the information set forth therein. In addition, at all times, the Depositary Bank shall provide the Borrower, the Collateral Agent and the Administrative Agent with on-line read-only access to the Accounts and Sub-Accounts to view such information.

SECTION 4.11. Account Closure. On or within three Business Days after the Loan Termination Date (written notice of which shall be provided to the Depositary Bank by the Collateral Agent), any amounts remaining on deposit in all Accounts shall be transferred to the Borrower, and all Accounts shall be closed.

ARTICLE V

DEPOSITARY BANK

SECTION 5.1. Powers and Immunities of Depositary Bank. The Depositary Bank shall not have any duties or responsibilities, except those expressly set forth in this Agreement. Without limiting the generality of the foregoing, the Depositary Bank shall take all actions as the Collateral Agent, at the Administrative Agent’s written direction, shall direct it to perform in accordance with the express provisions of this Agreement. The Depositary Bank shall not be required to ascertain or inquire as to the performance by the Borrower of any of its obligations under this Agreement or any other Credit Document or any other document or agreement contemplated hereby or thereby. Except as otherwise provided under this Agreement, the Depositary Bank shall take action under this Agreement only as it shall be directed in writing by the Collateral Agent in accordance with the express terms of this Agreement. Whenever in the administration of this Agreement the Depositary Bank shall deem it necessary or desirable that a factual matter be proved or established in connection with the Depositary Bank taking, suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Authorized Officer of the Borrower, the Collateral Agent or the Administrative Agent, as appropriate. The Depositary Bank shall have the right at any time to seek instructions concerning the administration of this Agreement from the Collateral Agent, the Administrative Agent or any court of competent jurisdiction. The Depositary Bank shall have no obligation to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. The Depositary Bank shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless it shall have received written notice from the Administrative Agent, Collateral Agent, a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “Notice of Default”. In no event shall the Depositary Bank be liable for indirect, consequential or special damages regardless of the form of action and regardless of whether the Depositary Bank was warned of the possibility thereof in advance. Notwithstanding anything to the contrary contained herein, the Depositary Bank shall have no responsibility for preparing, recording, filing, re-recording, or re-filing any financing statement, perfection statement, continuation statement or other instrument in any public office.

SECTION 5.2. Reliance by Depositary Bank. The Depositary Bank shall be entitled to conclusively rely upon and shall not be bound to make any investigation into the facts or matters stated in any certificate or any other notice or other document believed by it to be genuine and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice or statement of legal counsel, independent accountants and other experts selected by the Depositary Bank, and shall have no liability for its actions taken, suffered or omitted in good faith reliance thereon. Without limiting the foregoing, the Depositary Bank shall be required to make payments to the Collateral Agent and the Administrative Agent for the benefit of the Secured Parties only as set forth herein. The Depositary Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Collateral Agent or the Administrative Agent, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties. The Depositary Bank shall be fully justified in failing or refusing to take any action under this Agreement (a) if such action would be contrary to applicable Law or the terms of this Agreement, (b) if such action is not specifically provided for in this Agreement, or (c) if the taking of any such action could expose it to potential liability (whether such action is or is intended to be an action of the Depositary Bank or the Lenders), it shall not first be indemnified to its satisfaction by the Borrower or the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Upon request by the Depositary Bank, each of the Collateral Agent and the Administrative Agent agrees to provide to the extent available, or to request from any Secured Party, (i) notice of the amount of outstanding Indebtedness owed by the Borrower to any Secured Party under the Financing Documents, and (ii) any other information that the Depositary Bank may reasonably request in connection with the performance of its responsibilities hereunder. The Depositary Bank shall have no responsibility to confirm the satisfaction of any conditions precedent to the making of any payments required hereunder (other than to confirm it has received any direction expressly required by the terms of this Agreement) nor shall the Depositary Bank have any responsibility to confirm whether the making of any payments hereunder will cause the occurrence of a Default or Event of Default under any Financing Document.

SECTION 5.3. Court Orders. The Depositary Bank is hereby authorized to obey and comply with all writs, orders, judgments, subpoenas, summons or decrees issued by any court or administrative agency affecting any money, documents or things held by the Depositary Bank pursuant to this Agreement. The Depositary Bank shall not be liable to any of the parties hereto or any other Secured Party, their successors, heirs or personal representatives by reason of the Depositary Bank’s compliance with such writs, orders, judgments or decrees, notwithstanding that such writ, order, judgment or decree is later reversed, modified, set aside or vacated.

SECTION 5.4. Resignation or Removal. Subject to the appointment and acceptance of a successor Depositary Bank as provided below, the Depositary Bank may resign at any time by giving thirty (30) days’ written notice thereof to the Administrative Agent and the Borrower. The Depositary Bank may be removed at any time with cause by the Collateral Agent acting at the direction of the Administrative Agent. As long as no Event of Default has occurred and is continuing, the Borrower shall have the right to remove the Depositary Bank upon thirty (30) days’ notice to the Secured Parties with or without cause, in accordance with this Section 5.4 and effective upon the appointment of a successor Depositary Bank under this Section 5.4, which is reasonably acceptable to the Collateral Agent acting at the direction of the Administrative Agent. In the event the Depositary Bank shall decline to take any action without first receiving adequate indemnity from the Borrower or the Lenders, as the case may be, and, having received such indemnity, shall continue to decline to take such action, the Collateral Agent acting at the direction of the Administrative Agent shall be deemed to have sufficient cause to remove the Depositary Bank. Upon any such resignation or removal, the Collateral Agent acting at the direction of the Administrative Agent shall have the right to appoint a successor Depositary Bank, which Depositary Bank shall be reasonably acceptable to the Borrower (provided that such requirement to be reasonably acceptable to the Borrower shall not apply during the pendency of any Default or Event of Default). Resignation or removal of the Depositary Bank shall become effective upon a successor depositary bank having accepted its appointment. If no successor Depositary Bank shall have been appointed by the Collateral Agent and shall have accepted such appointment within thirty (30) days after the retiring Depositary Bank’s giving of notice of resignation or the removal of the retiring Depositary Bank, then (a) the retiring Depositary Bank may petition a court of competent jurisdiction for the appointment of a successor Depositary Bank, or (b) the retiring Depositary Bank may appoint a successor Depositary Bank, which shall be a bank or trust company reasonably acceptable to the Collateral Agent acting at the direction of the Administrative Agent and the Borrower (provided that such requirement to be reasonably acceptable to the Borrower shall not apply during the pendency of any Default or Event of Default). Upon the acceptance of any appointment as Depositary Bank hereunder by the successor Depositary Bank, (i) such successor Depositary Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Depositary Bank, and the retiring Depositary Bank shall be discharged from any further duties and obligations hereunder, and (ii) the retiring Depositary Bank shall promptly transfer all Accounts within its possession or control to the possession or control of the successor Depositary Bank and shall execute and deliver such notices, instructions and assignments as may be necessary or desirable to transfer the rights of the Depositary Bank with respect to the Accounts to the successor Depositary Bank. After the retiring Depositary Bank’s resignation or removal hereunder as Depositary Bank, the provisions of this Article V and of Article VI hereof shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Depositary Bank. If the Depositary Bank consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another Person, the resulting, surviving or transferee Person, without further act, shall be the successor Depositary Bank.

ARTICLE VI

EXPENSES; INDEMNIFICATION; FEES

SECTION 6.1. Indemnification of Collateral Agent and Depositary Bank.

(a) The Borrower agrees to indemnify, reimburse and hold the Collateral Agent and the Depositary Bank, and the Collateral Agent’s and Depositary Bank’s respective Affiliates, successors, assigns, officers, directors, employees, representatives and agents (each being an “Indemnified Group”) harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all reasonable and documented costs and expenses (including reasonable attorneys’ fees and expenses, including such fees and expenses incurred in connection with any bankruptcy proceeding) (such expenses, in this Section 6.1, the “expenses”) of whatsoever kind and nature imposed on, asserted against or incurred by any Person in such Indemnified Group in any way relating to or arising out of this Agreement or documents executed in connection herewith, or any other Credit Document or the documents executed in connection therewith or connected with the administration of the transactions contemplated hereby and thereby, or the enforcement of any of the terms hereof or thereof, or the preservation of any rights hereunder or thereunder, excluding in each case with respect to any Person in any Indemnified Group, those arising from the gross negligence or willful misconduct of any Person in such Indemnified Group. The Borrower agrees that upon written notice by any Person in any Indemnified Group of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, judgment or suit, the Borrower shall assume full responsibility for the defense thereof if requested to do so by the Collateral Agent or the Depositary Bank, as the case may be.

(b) The Borrower’s obligations in this Section 6.1 shall survive the termination of this Agreement, the payment of the Obligations and the resignation or removal of the Collateral Agent or the Depositary Bank.

SECTION 6.2. Obligations Secured by Account Collateral. Any amounts paid by any Person in any Indemnified Group as to which such Person has the right to reimbursement, and any amounts paid by the Collateral Agent in preservation of any of its rights or interest in the Account Collateral, together with interest on such amounts from the date paid by such Person until reimbursement in full at a rate per annum equal at all times to the Default Rate, shall constitute Obligations secured by the Account Collateral.

ARTICLE VII

CERTAIN OBLIGATIONS AND DUTIES OF THE

DEPOSITARY BANK, THE COLLATERAL AGENT AND THE BORROWER;

POWER OF ATTORNEY

SECTION 7.1. Authorization to Execute Security Documents. The Collateral Agent is hereby authorized by the Administrative Agent (on behalf of each Lender) to, and hereby agrees to, execute and deliver each of the Security Documents requiring execution and delivery by it and to accept delivery from the Borrower of those Security Documents which do not require the Collateral Agent’s execution.

SECTION 7.2. Duties and Rights of Collateral Agent and the Depositary Bank. The powers conferred on Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Accounts and the proceeds of financial assets held therein or credited thereto and shall not impose any duty on Collateral Agent to exercise any such powers. Except for the reasonable care of any Account, financial asset or Permitted Investment in its possession or under its control (as the case may be), the performance of its respective obligations hereunder and the other Financing Documents, and the accounting for moneys actually received by it hereunder, Collateral Agent shall have no duty as to any Account or the proceeds of financial assets held therein or credited thereto, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any such Account or proceeds. Each of the Depositary Bank and Collateral Agent is required to exercise reasonable care in the custody and preservation of any Account, financial asset or Permitted Investment in its possession or under its control (as the case may be); provided, however, that (i) the Depositary Bank in any event shall be deemed to have exercised reasonable care in the custody and preservation of any Account if it takes such action for that purpose as Collateral Agent or, at times other than upon the occurrence and during the continuance of any Event of Default, Borrower reasonably requests in writing (and in accordance with the terms of this Agreement), in all events, reasonable care, in administering and accounting for amounts credited to the Accounts and the Permitted Investments purchased with such amounts, but, notwithstanding the foregoing, the failure of the Depositary Bank to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care, and (ii) Collateral Agent in any event shall be deemed to have exercised reasonable care in the custody and preservation of any Account if it takes such action for that purpose as Borrower reasonably requests in writing (and in accordance with the terms of this Agreement) at times other than upon the occurrence and during the continuance of any Event of Default, but, notwithstanding the foregoing, the failure of Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care. Nothing in this Section 7.2 shall be construed as limiting Collateral Agent’s maintenance of “control” (within the meaning of Sections 9-104(a)(2) and (3) or Sections 8-106(d)(1) and (2), as applicable, of the UCC) over the Accounts.

SECTION 7.3. Obligation to Take Action. Except as otherwise provided in Article VIII hereof, and subject to the other provisions of this Agreement, the Collateral Agent shall take any action with respect to the Account Collateral (including, without limitation, delivering any draw certificates, reduction certificates, notices or demands for payment) requested in writing by the Administrative Agent; provided, however, that the Collateral Agent shall not be obligated to take any such action which is in conflict with any provisions of Law, this Agreement or the other Credit Documents or with respect to which the Collateral Agent has not received adequate security or indemnity as provided in Section 6.1 hereof or which may subject the Collateral Agent to (a) criminal liability or (b) civil liability or civil litigation for which it has not received adequate indemnity under Section 6.1 hereof in any jurisdiction.

SECTION 7.4. Power of Attorney. To the fullest extent permitted by Law, the Borrower hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent of the Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of the Borrower or in its own name upon the occurrence and during the continuance of any Event of Default, in each case, that has not been rescinded or waived by the Required Lenders (with notice of such rescission or waiver to the Collateral Agent) for the purpose of carrying out the terms of this Agreement from time to time to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement. The Collateral Agent shall take such actions and execute such documents and instruments pursuant to the written instruction of the Administrative Agent (acting at the direction of the Required Lenders). Without limiting the generality of the foregoing, to the fullest extent permitted by Law in the furtherance of the exercise of such remedies, the Borrower irrevocably grants the Collateral Agent the power and right on behalf of the Borrower upon the occurrence and during the continuance of any Event of Default, and (to the extent permitted by Law and in accordance with the Financing Documents) without notice to or assent by the Borrower, to do the following subject to Article VIII:

(a) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due with respect to the Account Collateral;

(b) to receive, take, indorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments, documents and chattel paper taken or received by the Collateral Agent in connection with this Agreement and with the other Security Documents;

(c) to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to the Account Collateral;

(d) to sell, transfer, assign or otherwise deal in or with the Account Collateral or any part of the Account Collateral pursuant to the terms and conditions under this Agreement and under the other Security Documents; and

(e) to do, at its option and at the expense and for the account of the Borrower, at any time or from time to time, all acts and things which are necessary to protect or preserve the Account Collateral or the Trust Estate and to realize upon the Account Collateral.

To the extent reasonably requested by the Collateral Agent, the Borrower shall execute and deliver a separate written instrument confirming the powers herein granted, which instrument shall be enforceable under the applicable Law for the jurisdiction in question. The Borrower hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 7.4 is irrevocable and coupled with an interest.

The Borrower hereby ratifies all that said attorney-in-fact shall lawfully do or cause to be done in accordance with the terms and provisions hereof. The Borrower hereby acknowledges and agrees that in acting pursuant to this power of attorney the Collateral Agent shall be acting in its own interest and in the interest of the Secured Parties and the Borrower acknowledges and agrees that the Collateral Agent and the Secured Parties shall have no fiduciary duties to the Borrower and the Borrower hereby waives any claims to the rights of a beneficiary or a fiduciary relationship hereunder. The Collateral Agent shall have no obligation to undertake any of the foregoing actions, and, if it takes any such action it shall have no liability to the Borrower to continue the same or for the sufficiency or adequacy thereof.

ARTICLE VIII

REMEDIES

SECTION 8.1. Event of Default.

(a) At any time, if an Event of Default has occurred and is continuing and has not been rescinded or waived by the Required Lenders (as provided in Section 9.10 of the Credit Agreement and with a copy to the Collateral Agent), then all amounts on deposit in each Account, except as otherwise provided herein, at such time shall be held in such Account or distributed solely in accordance with the instructions of the Collateral Agent (acting at the direction of the Administrative Agent acting at the direction of the Required Lenders), and the Depositary Bank shall disregard any conflicting or inconsistent instructions by the Borrower.

(b) The Required Lenders, acting through the Administrative Agent, shall be entitled to withdraw an Enforcement Notice by delivering written notice of such withdrawal to the Collateral Agent (with a concurrent copy to the Depositary Bank and the Borrower).

(c) Upon the occurrence and during the continuance of an Event of Default, Collateral Agent is hereby authorized to direct the Depositary Bank to liquidate or direct the liquidation of any Permitted Investment (without regard to maturity) in order to make or cause to be made any application required by this Agreement. In furtherance, and not in limitation, but without duplication, of any other indemnity or limitation of liability with respect to Collateral Agent or the Depositary Bank contained herein or in any other Financing Document, neither Collateral Agent, the Depositary Bank nor any other Secured Party shall in any way be liable for any losses suffered by Borrower, including losses due to early liquidation or market risk, which are a result of Collateral Agent’s exercise of its authority under this provision (other than any such losses arising from such Secured Party’s gross negligence or willful misconduct).

SECTION 8.2. Directions of the Administrative Agent. Subject to Section 7.3 hereof, if the Collateral Agent has received an Enforcement Notice which has not been withdrawn in accordance with the provisions of Section 8.1(b) hereof, the Administrative Agent, acting at the direction of the Required Lenders, shall have the right (by direction contained in the Enforcement Notice or by a separate instrument in writing executed and delivered to the Collateral Agent, as the Administrative Agent may elect):

(a) to direct the Collateral Agent to exercise, or to refrain from exercising, any right, remedy, trust or power available to or conferred on the Collateral Agent under this Agreement and the other Credit Documents; and

(b) in connection with a direction under Section 8.1(a) hereof, to direct the time, method and place:

(i) of conducting any proceeding for any right or remedy available to the Collateral Agent;

(ii) of exercising any trust or power conferred on the Collateral Agent;

(iii) for the appointment of a receiver; or

(iv) for the taking of any other action authorized by this Article VIII;

provided that the Collateral Agent shall have received adequate security or indemnity as provided in Section 6.1 hereof.

The Collateral Agent shall be entitled to rely upon any such instruction so given to it without further inquiry and shall not be liable for any action or omission undertaken by it in accordance with such instruction (absent the Collateral Agent’s gross negligence or willful misconduct).

SECTION 8.3. Collateral Agent’s Discretionary Powers. Nothing in this Article VIII shall impair the right of the Collateral Agent in its discretion to take or omit to take any action deemed proper by the Collateral Agent and which action or omission is consistent with any express written direction of the Administrative Agent or with the express provisions of this Agreement, provided, however, the Collateral Agent shall not be under any obligation, as a result of this Section 8.3, to take any action which is discretionary with the Collateral Agent under the provisions of this Agreement or under any other Credit Document, unless so directed by the Administrative Agent. The Collateral Agent shall have the right at any time to seek instructions from the Administrative Agent concerning the administration of this Agreement, and to request, and receive, direction from the Administrative Agent pursuant to Section 8.2 hereof.

SECTION 8.4. Entitlement to Exercise Remedies. If, and only if, the Collateral Agent has received an Enforcement Notice and such Enforcement Notice has not been withdrawn in accordance with the provisions of this Agreement, the Collateral Agent shall issue entitlement orders and exercise the rights and remedies provided in this Article VIII and the remedies provided in the Security Documents pursuant to and in accordance with applicable Law and the Financing Documents and, specifically, this Article VIII.

SECTION 8.5. Right to Initiate Judicial Proceedings, Etc. Without limiting the provisions of Section 8.4 hereof, if, and only if, the Collateral Agent has received an Enforcement Notice and such Enforcement Notice has not been withdrawn in accordance with the provisions of this Agreement:

(a) the Collateral Agent shall have the right and power (but not the obligation) to institute and maintain such suits and proceedings as may be appropriate to protect and enforce the rights vested in it by this Agreement and each Security Document; and

(b) the Collateral Agent may (but shall not be obligated to), either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Account Collateral and to sell all or, from time to time, any of the Trust Estate under the judgment or decree of a court of competent jurisdiction.

SECTION 8.6. Appointment of a Receiver. If a receiver of the Trust Estate is appointed in judicial proceedings, the Collateral Agent may apply to appoint a receiver. Notwithstanding the appointment of a receiver, the Collateral Agent shall be entitled to retain possession and control of all cash held by, or deposited with, it or its agents or co-trustees pursuant to any provision of this Agreement or any other Security Document.

SECTION 8.7. Remedies Not Exclusive.

(a) No remedy conferred upon or reserved to the Collateral Agent in this Agreement or in the other Security Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred in this Agreement or in the other Security Documents or now or hereafter existing at law or in equity or by statute.

(b) No delay or omission of the Collateral Agent to exercise any right, remedy or power accruing upon any Event of Default shall impair any such right, remedy or power or shall be construed to be a waiver of or acquiescence in any Event of Default. Every right, power and remedy given by this Agreement or any other Security Document to the Collateral Agent may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent.

(c) If the Collateral Agent proceeds to enforce any right, remedy or power under this Agreement or any other Security Document and such proceeding is discontinued or abandoned for any reason or is determined adversely to the Collateral Agent, then, and in every such case, the Borrower, the Collateral Agent and the Secured Parties shall, subject to any effect of, or determination in, such proceeding, severally and respectively, be restored to their former positions and rights under this Agreement and under such other Security Document with respect to the Trust Estate and in all other respects. Thereafter, all rights, remedies and powers of the Collateral Agent shall continue as though no such proceeding had been taken.

(d) All suits or proceedings to assert claims upon or under this Agreement and the other Financing Documents to which the Collateral Agent is a party shall be brought by the Collateral Agent in its name as Collateral Agent and any recovery of judgment shall be held as part of the Trust Estate.

SECTION 8.8. Waiver of Certain Rights. The Borrower, to the fullest extent it may lawfully do so, on behalf of itself and all who may claim through or under it, including, without limitation, any and all subsequent creditors, vendees, assignees and lienors, expressly waives and releases any, every and all rights to demand any marshaling of the Trust Estate upon any sale, whether made under any power of sale granted under the Security Documents, or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or the other Security Documents and consents and agrees that the Trust Estate may at any such sale be offered and sold as an entirety or in parts.

SECTION 8.9. Limitation by Law. The provisions of this Article VIII are intended to be subject to all mandatory provisions of Laws which may be controlling upon the parties and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable in whole or in part.

SECTION 8.10. Waivers. The Borrower hereby waives presentment, demand, protest, notice of acceleration and any prior notice of any kind to the fullest extent permitted by applicable Law in connection with this Agreement, any Account Collateral, or any instrument issued pursuant hereto, except for those notices expressly required to be given in accordance with the terms of this Agreement or any other Credit Document.

SECTION 8.11. Application of Proceeds from Account Collateral. The Collateral Agent shall apply amounts received upon the foreclosure or other realization of the Account Collateral to the following obligations of the Borrower in the following order of priority:

(a) First, ratably to the payment in full of the costs of collection, enforcement or foreclosure due and payable to the Secured Parties pursuant to the Credit Documents and the Required Hedging Agreements.

(b) Second, to payment of that portion of the Obligations constituting fees, costs, expenses (and interest owing thereon (if any)) and any other amounts (including fees, costs and expenses of counsel) payable to the Administrative Agent, Collateral Agent, or Depositary Bank in their respective capacities as such;

(c) Third, to payment of that portion of the Obligations constituting fees, costs, expenses (and interest owing thereon (if any)) and any other amounts (including fees, costs and expenses of counsel and amounts payable under Sections 2.19(b) and 2.24 of the Credit Agreement) payable to the Secured Parties ratably in proportion to the amounts described in this Clause Third payable to them, as certified by the Administrative Agent upon certification of such amounts to the Administrative Agent by each Secured Party;

(d) Fourth, to payment of the portion of the Obligations constituting accrued and unpaid interest (including default interest) with respect to the Loans and upon certification of such amounts to the Administrative Agent by each Secured Hedge Counterparty, net scheduled payments due in respect of any Required Hedging Agreement entered into with any Secured Hedge Counterparty ratably in proportion to the respective amounts described in this Clause Fourth payable to them, as certified by the Administrative Agent but only to the extent that such Required Hedging Agreement has not been terminated;

(e) Fifth, to the principal amount of the Loans payable to the Lenders (in inverse order of maturity) and upon certification of such amounts to the Administrative Agent by each Secured Hedge Counterparty, any Hedge Termination Value payable in respect of any Required Hedging Agreement entered into with any Secured Hedge Counterparty ratably in proportion to the respective amounts described in this Clause Fifth held by them, as certified by the Administrative Agent;

(f) Sixth, to Insurer to extent of any positive balances in the Tracking Account, as defined in the Policy; and

(g) Seventh, the balance, if any, after all of the Obligations have been paid in full, to the Borrower or as otherwise required by applicable Law.

ARTICLE IX

MISCELLANEOUS

SECTION 9.1. Amendment. None of the terms and conditions of this Agreement may be amended, supplemented, modified or waived, nor may any consent under or with respect to such terms and conditions be granted, unless (a) each of the parties hereto agrees thereto in writing, and (b) such amendment supplement, modification, waiver or consent is executed in accordance with the provisions of Section 9.10 of the Credit Agreement.

SECTION 9.2. Notices. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or other electronic transmission) and shall be deemed to have been duly given or made when delivered by hand, or upon actual receipt if deposited in the United States mail, postage prepaid, or, in the case of telecopy notice or other electronic transmission, when confirmation of successful transmission is received, or, in the case of a nationally recognized overnight courier service, charges prepaid, one (1) Business Day after delivery to such courier service, addressed, in the case of each party hereto, at its address set forth below, or to such other address as may be designated by any party in a written notice to the other party hereto, provided that notices to the Borrower of changes in the Collateral Agent’s address shall not be effective until received by the Borrower. All such notices and communications shall be directed as follows:

If to the Borrower:

2015 ESA Project Company, LLC

1252 Orleans Drive

Sunnyvale, CA 94089

Attn: [***]

Telephone: [***]

Facsimile: [***]

E-mail: [***]

[***] Confidential Treatment Requested

If to the Collateral Agent:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attn: [***]

Telephone: [***]

Facsimile: [***]

If to the Depositary Bank:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attn: [***]

Telephone: [***]

Facsimile: [***]

If to the Administrative Agent:

Crédit Agricole Corporate and Investment Bank

1301 Avenue of the Americas

New York, NY 10019

Attn: [***]

Telephone: [***]

Facsimile: [***]

SECTION 9.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Depositary Bank, the Administrative Agent, the Collateral Agent, the Secured Parties, all future holders of the Obligations and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent (acting at the direction of the Administrative Agent acting at the direction of the Required Lenders).

SECTION 9.4. No Waiver; Remedies Cumulative. No failure or delay on the part of the Collateral Agent or any other Secured Party in exercising any right, power or privilege hereunder and no course of dealing between the Borrower and the Collateral Agent or any other Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Collateral Agent or any other Secured Party

[***] Confidential Treatment Requested

would otherwise have. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Collateral Agent or any other Secured Party to any other or further action in any circumstances without notice or demand.

SECTION 9.5. Survival. All agreements, statements, representations and warranties made by the Borrower herein or in any certificate or other instrument delivered by the Borrower or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of this Agreement and the other Credit Documents regardless of any investigation made by the Secured Parties or on their behalf until the Loan Termination Date.

SECTION 9.6. Headings Descriptive. The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

SECTION 9.7. No Third Party Beneficiaries. The agreements of the parties hereto are solely for the benefit of the Borrower, the Collateral Agent, the Administrative Agent, the Depositary Bank and the Secured Parties and their respective successors and assigns and no Person (other than the parties hereto and such Secured Parties) shall have any rights hereunder; provided, however, that the Insurer and each Secured Party is a third party beneficiary to this Agreement.

SECTION 9.8. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, (i) the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby, and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.

SECTION 9.9. Reinstatement. This Agreement and the obligations of the Borrower hereunder shall continue to be effective or be automatically reinstated, as the case may be, if and to the extent that for any reason any amount received by the Secured Parties in respect of the Obligations is rescinded or otherwise restored, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as if such payment had not been made, and the Borrower agrees that it will indemnify the Collateral Agent and its successors and assigns, on demand for all reasonable costs and expenses (including reasonable fees of counsel) incurred by the Collateral Agent and its successors and assigns in connection with any such rescission or restoration.

SECTION 9.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or pdf shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.11. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND WITHOUT REFERENCE TO CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) ANY LEGAL ACTION OR PROCEEDING AGAINST ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, IRREVOCABLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY APPEAL THEREOF. THE BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE BORROWER AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE COLLATERAL AGENT AND THE ADMINISTRATIVE AGENT. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS REFERRED TO IN SECTION 9.2 HEREOF. THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED IN ANY OTHER JURISDICTION.

(c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER. EACH OF THE BORROWER AND THE SECURED PARTIES (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11(c).

SECTION 9.12. Financing Statements. The Borrower, at its sole cost and expense, shall cause to be duly filed and recorded, and re-filed and re-recorded, such Financing Statements (or similar statements or instruments of registration under the Law of any jurisdiction), as the Collateral Agent (at the direction of the Administrative Agent acting at the direction of the Required Lenders) may from time to time reasonably request and as are necessary under applicable Law to establish and maintain the security interests contemplated hereunder as valid, enforceable, first priority security interests as provided herein and the other rights and security contemplated herein, all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other applicable Law. The Borrower shall pay any applicable filing fees and related expenses. The Borrower authorizes the Collateral Agent to file any such Financing Statements (or similar statements or instruments of registration under the law of any jurisdiction) without the signature of the Borrower; provided that the Collateral Agent shall give notice to the Borrower after such a filing. Notwithstanding anything to the contrary contained herein, the Collateral Agent shall have no responsibility for preparing, recording, filing, re-recording, or re-filing any financing statement, perfection statement, continuation statement or other instrument in any public office or for otherwise ensuring the perfection or maintenance of any security interest granted pursuant to any Financing Document.

SECTION 9.13. Authority of Collateral Agent. The Borrower acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them (including, without limitation, the other Financing Documents), but, as between the Collateral Agent and the Borrower, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Borrower shall not be under any obligation, or have any entitlement, to make any inquiry respecting such authority. The Collateral Agent shall have all of the rights and benefits afforded it under the Credit Agreement in the administration of this Agreement, as if such rights and benefits were specifically set forth herein, including, but not limited to, the rights and benefits set forth in Article VIII of the Credit Agreement.

SECTION 9.14. Termination; Release. This Agreement shall terminate upon the Loan Termination Date, and the Collateral Agent and the Depositary Bank, at the request and expense of the Borrower, shall promptly execute and deliver to the Borrower the proper instruments acknowledging the termination of this Agreement, and shall duly assign, transfer and deliver to Borrower (without recourse and without representation or warranty of any kind) such of the Account Collateral as may be in the possession of the Collateral Agent or the Depositary Bank and has not theretofore been disposed of or otherwise applied or released.

SECTION 9.15. Entire Agreement. This Agreement and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings in respect to the subject matter hereof. In the event of any conflict between the terms, conditions and provisions of this Agreement and any such agreement, document or instrument, the terms, conditions and provisions of this Agreement shall prevail.

SECTION 9.16. Force Majeure. None of the Administrative Agent, Collateral Agent or Depositary Bank shall incur any liability for not performing any act or fulfilling any duty, obligation or responsibility under this Agreement by reason of any occurrence beyond its reasonable control and which is not the result of its own willful misconduct or gross negligence (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

SECTION 9.17. USA PATRIOT Act Section 326 Customer Identification Program. To help the government fight the funding of terrorism and money laundering activities, pursuant to Federal regulations that became effective on October 1, 2003, Section 326 of the USA PATRIOT Act requires all financial institutions to obtain, verify, and record information that identifies each person establishing a relationship or opening an account with Wilmington Trust, National Association. What this means: Wilmington Trust, National Association will ask for the name, address, tax identification number and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account and may also ask for formation documents such as articles of incorporation or other identifying documents to be provided.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

2015 ESA PROJECT COMPANY, LLC, as Borrower

By:	/s/ William E. Brockenborough
Name: William E. Brockenborough
Title: Vice President

[Signature Page to Depositary Agreement]

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Administrative Agent

By:	/s/ Theodore M. Vandermel
Name: THEODORE M. VANDERMEL
Title: Managing Director

By:	/s/ Edward Chu
Name: EDWARD CHU
Title: VICE PRESIDENT

[Signature Page to Depositary Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but as Collateral Agent

By	/s/ Steve Barone
Name: Steve Barone
Title: Assistant Vice President

[Signature Page to Depositary Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but as Depositary Bank

By	/s/ Steve Barone
Name: Steve Barone
Title: Assistant Vice President

[Signature Page to Depositary Agreement]

EXHIBIT A

FORM OF DISTRIBUTION SUSPENSE ACCOUNT WITHDRAWAL CERTIFICATE

Date:

Wilmington Trust, National Association, as Depositary Agent

1100 North Market Street

Wilmington, Delaware 19890

Attn: [***]

Tel.: [***]

Fax: [***]

Email: [***]

Reference is made to Section 4.5 of the Depositary Agreement (the “Depositary Agreement”), dated as of June 25, 2015, by and among 2015 ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Borrower”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the benefit of the Secured Parties (together with its successors, designees and assigns in such capacity, the “Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as depositary bank (together with its successors, designees and assigns in such capacity, the “Depositary Bank”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Depositary Agreement.

[The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Distribution Suspense Account, No. 112632-004, on             , 20     (the “Distribution Suspense Account Withdrawal Date”), in accordance with Section 4.5(b) of the Depositary Agreement, the amounts and to the payees (all such amounts together, the “Restricted Payment”), in each case as set forth on Schedule 1 attached hereto.]

[or]

[Note: This formulation applies only (i) at Borrower’s election, when Borrower fails to maintain the Required DSCR for four (4) or more consecutive Payment Dates, or (ii) when Borrower fails to maintain the Required DSCR for eight (8) or more consecutive Payment Dates: The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Distribution Suspense Account, No. 112632-004, on             , 20     (the “Distribution Suspense Account Withdrawal Date”), in accordance with Section 4.5(d) of the Depositary Agreement,                  Dollars ($                ) to the Prepayment Account.]

[***] Confidential Treatment Requested

1

In support of such direction, the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Distribution Suspense Account Withdrawal Date, as follows:

1.	The undersigned is an Authorized Officer of the Borrower;

2.	This Distribution Suspense Account Withdrawal Certificate is being delivered to the Depositary Bank with a copy to the Administrative Agent and the Collateral Agent prior to 11:00 a.m. (New York City time) at least three (3) Business Days prior to the Distribution Suspense Account Withdrawal Date;

3.	All conditions set forth in the Depositary Agreement for the withdrawal requested hereby have been satisfied;

4.	The Debt Service Reserve Account has been funded to the Required DSR Balance (taking into consideration posted letters of credit);

5.	No LC Loans are outstanding;

6.	The Term Conversion Date shall have occurred;

7.	There is no positive balance in the Tracking Account;

8.	The historic Debt Service Coverage Ratio for the twelve month period ending on the Payment Date immediately preceding the Distribution Suspense Account Withdrawal Date (calculated on the basis of the twelve month period ending on such Payment Date) is equal to or greater than [***] and a detailed calculation of such ratio is set forth on Schedule 2 hereto.[1]

9.	The Borrower has transferred the applicable percentage of Excess Cash Flow to the Prepayment Account to the extent required pursuant to Section 4.2(e), Clause Ninth and has made or taken all action to provide for all timely corresponding mandatory prepayments pursuant to Section 2.13(h) of the Credit Agreement;

10.	[The Distribution Suspense Account Withdrawal Date is a Distribution Date; and]

11.	[Note: Applicable only to withdrawals to repay LC Loans on a Monthly Date: The Distribution Suspense Account Withdrawal Date is a Monthly Date;

12.	As set forth on Schedule 1 hereto, the Restricted Payment is being transferred in its entirety to the Administrative Agent for application to the repayment of LC Loans; and]

[1]	[To the extent any such Payment Date is less than 12 months after the Term Conversion Date, the Debt Service Coverage Ratio as of such Payment Date shall be calculated solely on the basis of the period between the Term Conversion Date and such Payment Date.]

[***] Confidential Treatment Requested

2

13.	No Event of Default has occurred and is continuing, and no Default or Event of Default could reasonably be expected to occur after giving effect to the application of funds contemplated hereby.

[Signature follows on next page.]

cc:	Administrative Agent

Collateral Agent

3

IN WITNESS WHEREOF, the undersigned has caused this Distribution Suspense Account Withdrawal Certificate to be executed and delivered as of the day and year first above written.

2015 ESA PROJECT COMPANY, LLC, as Borrower

By:
Name:
Title:

4

Schedule 1 to

Distribution Suspense Account Withdrawal Certificate

WITHDRAWALS FROM DISTRIBUTION SUSPENSE ACCOUNT

[details to be attached]

Withdrawals from Distribution Suspense Account for the making of Restricted Payments:

Payee	Amount	Wire Instructions
$

5

Schedule 2 to

Distribution Suspense Account Withdrawal Certificate

CALCULATION OF DEBT SERVICE COVERAGE RATIO

6

EXHIBIT B

FORM OF CONSTRUCTION ACCOUNT WITHDRAWAL CERTIFICATE

Date:

Wilmington Trust, National Association, as Depositary Agent

1100 North Market Street

Wilmington, Delaware 19890

Attn: [***]

Tel.: [***]

Fax: [***]

Email: [***]

Reference is made to Section 4.1 of the Depositary Agreement (the “Depositary Agreement”), dated as of June 25, 2015, by and among 2015 ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Borrower”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the benefit of the Secured Parties (together with its successors, designees and assigns in such capacity, the “Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as depositary bank (together with its successors, designees and assigns in such capacity, the “Depositary Bank”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Depositary Agreement.

[Note: This formulation applies only to transfers made on a Disbursement Date that is not the Term Conversion Date, and the applicable payees will be paid from the Construction Account: The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Construction Account, No. 112632-000, on                     , 20     (the “Construction Account Withdrawal Date”), in accordance with Section 4.1(b) of the Depositary Agreement, the amounts and to the payees, in each case as set forth on Schedule 1 attached hereto.]

[or]

[Note: This formulation applies only to transfers made on a Disbursement Date that is not the Term Conversion Date, and the applicable payees will be paid from the Local Account: The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Construction Account, No. 112632-000, on                     , 20     (the “Construction Account Withdrawal Date”), in accordance with Section 4.1(b) of the Depositary Agreement,                      Dollars ($                    ) to the Local Account.]

[or]

[Note: This formulation applies only to transfers made on the Term Conversion Date: The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Construction

[***] Confidential Treatment Requested

7

Account, No. 112632-000, on                     , 20     (the “Construction Account Withdrawal Date”) in accordance with Section 4.1(c) of the Depositary Agreement, the following amount:]

(i)	in accordance with Clause First of Section 4.1(c) of the Depositary Agreement, Dollars ($ ) to a designated “completion” Sub-Account of the Construction Account;

(ii)	in accordance with Clause Second of Section 4.1(c) of the Depositary Agreement, Dollars ($ ) to the Debt Service Reserve Account;

(iii)	in accordance with Clause Third of Section 4.1(c) of the Depositary Agreement, Dollars ($ ) to the Prepayment Account; and

(iv)	in accordance with Clause Fourth of Section 4.1(c) of the Depositary Agreement, the amounts and to the payees, in each case as set forth on Schedule 1 attached hereto.

(v)	[Note: Amounts should only be transferred to the Revenue Account if the Term Conversion Date Distribution Conditions are not satisfied, otherwise any amounts remaining on deposit will be distributed to the Sponsors pro rata in accordance with their respective Applicable Sponsor Share pursuant to clause (iv) above.] in accordance with Clause Fourth of Section 4.1(c) of the Depositary Agreement, Dollars ($ ) to the Revenue Account.

In support of such direction, the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Construction Account Withdrawal Date, as follows: [Note: Each Construction Account Withdrawal Certificate should only list the priorities that are relevant on such Construction Account Withdrawal Date.]

1.	[Note: To be included only for withdrawals on any Disbursement Date which is not the Term Conversion Date: The funds to be withdrawn from the Construction Account pursuant to this Construction Account Withdrawal Certificate will be funded directly as instructed to pay for Project Costs actually due and payable on the Construction Account Withdrawal Date or which are not yet due and payable but which the Borrower reasonably anticipates will become so within thirty (30) days after the Construction Account Withdrawal Date (or within forty-five (45) days in the case of the PUMA, without duplication) to the payees entitled to receive such amounts (or for deposit in the Local Account for payment to such payees), as set forth herein;]

2.	[In the case of transfers to a designated “completion” Sub-Account of the Construction Account pursuant to Clause First of Section 4.1(c) of the Depositary Agreement, the Construction Account Withdrawal Date is the Term Conversion Date and such amount is equal to the sum of (1) any Project capital costs which the Borrower reasonably anticipates will become due and payable under the PUMA after the Term Conversion Date (as certified by the Independent Engineer) plus (2) costs related to completion of the Projects (as certified by the Independent Engineer);

[***] Confidential Treatment Requested

8

3.	In the case of transfers to the Debt Service Reserve Account pursuant to Clause Second of Section 4.1(c) of the Depositary Agreement, the Construction Account Withdrawal Date is the Term Conversion Date, such transfer is in accordance with Section 4.2(b) of the Depositary Agreement and such amount is sufficient to cause the balance in the Debt Service Reserve Account, when added to any letters of credit posted by the Borrower, to equal the then-applicable Required DSR Balance;

4.	In the case of transfers to the Prepayment Account pursuant to Clause Third of Section 4.1(c) of the Depositary Agreement, the Construction Account Withdrawal Date is the Term Conversion Date and such amount is equal to the Conversion Payoff to be applied towards mandatory prepayment of the Loans pursuant to Section 2.13(g) of the Credit Agreement;

5.	[Note: Amounts should only be transferred to the Sponsors if the Term Conversion Date Distribution Conditions are satisfied] In the case of transfers to the Revenue Account pursuant to Clause Fourth of Section 4.1(c) of the Depositary Agreement, the Construction Account Withdrawal Date is the Term Conversion Date, the Term Conversion Date Distribution Conditions are satisfied and, except to the extent otherwise directed by both Sponsors, in writing, such amounts will be distributed to the Sponsors pro rata in accordance with their respective Applicable Sponsor Share];

6.	[Note: Amounts should only be transferred to the Revenue Account if the Term Conversion Date Distribution Conditions are not satisfied] In the case of transfers to the Revenue Account pursuant to Clause Fourth of Section 4.1(c) of the Depositary Agreement, the Construction Account Withdrawal Date is the Term Conversion Date, the Term Conversion Date Distribution Conditions are not satisfied and such amounts will be applied in accordance with Section 4.2 of the Depositary Agreement];

7.	The undersigned is an Authorized Officer of the Borrower;

8.	This Construction Account Withdrawal Certificate is being delivered to the Depositary Bank with a copy to the Administrative Agent and the Collateral Agent prior to 11:00 a.m. (New York City time) at least three (3) Business Days prior to the Construction Account Withdrawal Date, and such delivery is concurrent with the delivery of a Drawdown Certificate (as defined in the Credit Agreement) by the Borrower to the Administrative Agent and the Independent Engineer pursuant to Section 3.2(d)(i) of the Credit Agreement;

9.	The Construction Account Withdrawal Date is a Disbursement Date, and, after giving effect to this Construction Account Withdrawal Certificate, Borrower shall not have withdrawn amounts in the Construction Account more often than twice per month;]

10.	All conditions set forth in the Depositary Agreement for the withdrawal requested hereby have been satisfied; and

11.	No Event of Default has occurred and is continuing, and no Default or Event of Default could reasonably be expected to occur after giving effect to the application of funds contemplated hereby.

9

[Signature follows on next page.]

cc:	Administrative Agent

Collateral Agent

10

IN WITNESS WHEREOF, the undersigned has caused this Construction Account Withdrawal Certificate to be executed and delivered as of the day and year first above written.

2015 ESA PROJECT COMPANY, LLC, as Borrower

By:

Name:

Title:

11

Schedule 1 to

Construction Account Withdrawal Certificate

WITHDRAWALS FROM CONSTRUCTION ACCOUNT

[details to be included]

Withdrawals from Construction Account for direct payment of Project Costs:

Payee	Amount	Wire Instructions
$

12

EXHIBIT C

FORM OF LOSS PROCEEDS ACCOUNT WITHDRAWAL CERTIFICATE

Date:

Wilmington Trust, National Association, as Depositary Agent

1100 North Market Street

Wilmington, Delaware 19890

Attn: [***]

Tel.: [***]

Fax: [***]

Email: [***]

Reference is made to Section 4.6 of the Depositary Agreement (the “Depositary Agreement”), dated as of June 25, 2015, by and among 2015 ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Borrower”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the benefit of the Secured Parties (together with its successors, designees and assigns in such capacity, the “Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as depositary bank (together with its successors, designees and assigns in such capacity, the “Depositary Bank”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Depositary Agreement.

The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Loss Proceeds Account, No. 112632-005, on                     , 20     (the “Loss Proceeds Account Withdrawal Date”) [in accordance with Section [4.6(b)][4.6(c)] of the Depositary Agreement, the amounts and to the payees, in each case as set forth on Schedule 1 attached hereto.] [in accordance with Section 4.6(d) of the Depositary Agreement,                      Dollars ($                    ) to the Prepayment Account.] [in accordance with Section 4.6(e) of the Depositary Agreement,                      Dollars ($                    ) to the Revenue Account.]

In support of such direction, the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Loss Proceeds Account Withdrawal Date, as follows:

1.	The undersigned is an Authorized Officer of the Borrower;

2.	This Loss Proceeds Withdrawal Certificate is being delivered to the Depositary Bank with a copy to the Administrative Agent and the Collateral Agent prior to 11:00 a.m. (New York City time) at least three (3) Business Days prior to the Loss Proceeds Account Withdrawal Date;

3.	All conditions set forth in the Depositary Agreement for the withdrawal requested hereby have been satisfied;

[***] Confidential Treatment Requested

13

4.	[Note: To be included only for withdrawals pursuant to Section 4.6(b) of the Depositary Agreement: There has occurred a single Event of Loss with respect to which the replacement value of the item of property subject to the Event of Loss does not exceed $[***] and the Borrower will apply the Net Available Amount of any Loss Proceeds in respect of such Event of Loss to the prompt payment of the cost of the repair or restoration of such damage or destruction; and]

5.	[Note: To be included only for withdrawals pursuant to Section 4.6(c) of the Depositary Agreement: The Borrower has received Loss Proceeds relating to an Event of Loss in respect of a single Event of Loss greater than [***] (as determined by the replacement value of the item of property subject to the Event of Loss), and (i) the Conditions to Release of Funds have been satisfied in the reasonable determination of (and in consultation with the Independent Engineer), or waived by, the Required Lenders, (ii) the Borrower will apply Net Available Amount of such Loss Proceeds shall be applied by the Borrower to the prompt repair or restoration of the Projects in accordance with the procedures set forth in Section 4.6(c) of the Depositary Agreement and (iii) attached as Schedule 2 is a detailed report to Collateral Agent describing the Borrower’s plan for effectuating repairs or restoration (such report subject to the review and approval of the Required Lenders in consultation with the Independent Engineer (such approval not to be unreasonably withheld, conditioned or delayed)); and]

6.	[Note: To be included only for withdrawals pursuant to Section 4.6(d) of the Depositary Agreement: The Borrower has received Loss Proceeds relating to an Event of Loss in respect of a single Event of Loss greater than $[***] (as determined by the replacement value of the item of property subject to the Event of Loss), and (i) the Conditions to Release of Funds have not been met, and the funds to be withdrawn from the Loss Proceeds Account pursuant to this Loss Proceeds Account Withdrawal Certificate will be transferred to the Prepayment Account and applied to the mandatory prepayment of the Loans pursuant to Section 2.13(a) of the Loan Agreement (provided that such prepayment shall be limited only to the ratable amount of the Loans related to the Systems affected by such mandatory prepayment event); and]

7.	[Note: To be included only for withdrawals pursuant to Section 4.6(e) of the Depositary Agreement: Any Loss Proceeds have been applied to the repair or restoration of the Project as provided in Sections 4.6(a) though (c) of the Depositary Agreement, of the repayment of the Loans as provided in Section 4.6(d) of the Depositary Agreement, and there remain, before giving effect to the transfer requested hereby, excess Loss Proceeds and such amount is equal to the Net Available Amount of such Loss Proceeds; and]

8.	No Event of Default has occurred and is continuing, and no Default or Event of Default could reasonably be expected to occur after giving effect to the application of funds contemplated hereby (other than a Default or Event of Default that has occurred solely as a result of the Event of Loss).

[Signature follows on next page.]

[***] Confidential Treatment Requested

14

cc:	Administrative Agent

Collateral Agent

15

IN WITNESS WHEREOF, the undersigned has caused this Loss Proceeds Account Withdrawal Certificate to be executed and delivered as of the day and year first above written.

2015 ESA PROJECT COMPANY, LLC, as Borrower

By:
Name:
Title:

16

Schedule 1 to

Loss Proceeds Account Withdrawal Certificate

WITHDRAWALS FROM LOSS PROCEEDS ACCOUNT

[details to be included]

Withdrawals from Loss Proceeds Account for direct payment of costs of the repair and restoration of such Event of Loss:

Payee	Amount	Wire Instructions
$

17

Schedule 2 to

Loss Proceeds Account Withdrawal Certificate

DESCRIPTION OF RESTORATION WORK

[details to be included]

18

EXHIBIT D

FORM OF OPERATING ACCOUNT WITHDRAWAL CERTIFICATE

Date:

Wilmington Trust, National Association, as Depositary Agent

1100 North Market Street

Wilmington, Delaware 19890

Attn: [***]

Tel.: [***]

Fax: [***]

Email: [***]

Reference is made to Section 4.3 of the Depositary Agreement (the “Depositary Agreement”), dated as of June 25, 2015, by and among 2015 ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Borrower”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the benefit of the Secured Parties (together with its successors, designees and assigns in such capacity, the “Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as depositary bank (together with its successors, designees and assigns in such capacity, the “Depositary Bank”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Depositary Agreement.

[The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Operating Account, No. 112632-002, on                 , 20     (the “Operating Account Withdrawal Date”), the amounts and to the payees, in each case as set forth on Schedule 1 attached hereto.]

[and/or]

[Note: This formulation applies only to transfers from the Operating Account to the Local Account to pay the applicable payees: The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Operating Account, No. 112632-002, on                 , 20     [(the “Operating Account Withdrawal Date”)]2 to the Local Account No. [●], [             Dollars ($            )]3 [the amounts as set forth on Schedule 1 attached hereto]4.]

In support of such direction, the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Operating Account Withdrawal Date, as follows:

[2]	To be included if only the Local Account option is being used.
[3]	To be included if only the Local Account option is being used.
[4]	To be included if both options are being used.

[***] Confidential Treatment Requested

19

1.	The undersigned is an Authorized Officer of the Borrower;

2.	This Operating Account Withdrawal Certificate is being delivered to the Depositary Bank with a copy to the Administrative Agent and the Collateral Agent prior to 11:00 a.m. (New York City time) at least three (3) Business Days prior to the Operating Account Withdrawal Date;

3.	All conditions set forth in the Depositary Agreement for the withdrawal requested hereby have been satisfied;

4.	The funds to be withdrawn from the Operating Account pursuant to this Operating Account Withdrawal Certificate will be applied directly to the payment of Operation and Maintenance Expenses currently due and payable or reasonably anticipated to become due and payable prior to the next Monthly Date and which have been incurred or will be incurred, in each case, in accordance with the Credit Agreement;

5.	No Event of Default has occurred and is continuing, and no Default or Event of Default could reasonably be expected to occur after giving effect to the application of funds contemplated hereby.

[Signature follows on next page.]

cc:	Administrative Agent

Collateral Agent

[***] Confidential Treatment Requested

20

IN WITNESS WHEREOF, the undersigned has caused this Operating Account Withdrawal Certificate to be executed and delivered as of the day and year first above written.

2015 ESA PROJECT COMPANY, LLC, as Borrower

By:
Name:
Title:

21

Schedule 1 to

Operating Account Withdrawal Certificate

WITHDRAWALS FROM OPERATING ACCOUNT

[details to be included]

Withdrawals from Operating Account for direct payment of Operation and Maintenance Expenses:

Payee	Amount	Wire Instructions
$

22

EXHIBIT E

FORM OF REVENUE ACCOUNT WITHDRAWAL CERTIFICATE

Date:

Wilmington Trust, National Association, as Depositary Agent

1100 North Market Street

Wilmington, Delaware 19890

Attn: [***]

Tel.: [***]

Fax: [***]

Email: [***]

Reference is made to Section 4.2 of the Depositary Agreement (the “Depositary Agreement”), dated as of June 25, 2015, by and among 2015 ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Borrower”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the benefit of the Secured Parties (together with its successors, designees and assigns in such capacity, the “Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as depositary bank (together with its successors, designees and assigns in such capacity, the “Depositary Bank”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Depositary Agreement.

[Note: This formulation applies only to transfers made prior to the Term Conversion Date: The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Revenue Account, No. 112632-001, on                 , 20     (the “Revenue Account Withdrawal Date”), in accordance with Section 4.2(f) of the Depositary Agreement,                  Dollars ($                )5 to the Construction Account.]

[or]

[Note: This formulation applies only to transfers made on the Term Conversion Date: The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Revenue Account, No. 112632-001, on                 , 20     (the “Revenue Account Withdrawal Date”), in

[5]

To the extent that amounts on deposit in the Revenue Account exceed Operation and Maintenance Expenses due and payable prior to the next Monthly Date, the Borrower may transfer such excess amounts to the Construction Account.

[***] Confidential Treatment Requested

23

accordance with Section 4.2(d) of the Depositary Agreement,                  Dollars ($                )6 to the Debt Service Reserve Account.

[or]

[Note: This formulation applies to all transfers subsequent to the Term Conversion Date and each Revenue Account Withdrawal Certificate should only list the priorities that are relevant on such Revenue Account Withdrawal Date: The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Revenue Account, No. 112632-001, on                 , 20     (the “Revenue Account Withdrawal Date”), the following amounts:

(i)	in accordance with Clause First of Section 4.2(e) of the Depositary Agreement, Dollars ($ ) to the Operating Account;

(ii)	in accordance with Clause Second of Section 4.2(e) of the Depositary Agreement, Dollars ($ ) to the [Depositary Bank for the account of the Depositary Bank] [Administrative Agent for the account of the Administrative Agent] [Collateral Agent for the account of the Collateral Agent] [Administrative Agent for the account of the applicable Secured Parties], pro rata for payment of all fees and expenses required to be paid pursuant to the Financing Documents, including pursuant to Sections 2.24, 9.1 and 9.2 of the Credit Agreement and Section 6.1 of the Depositary Agreement;

(iii)	in accordance with Clause Third of Section 4.2(e) of the Depositary Agreement, Dollars ($ ) to the Administrative Agent for the account of the Secured Parties, ratably in proportion to such amount, for payment of all interest due on all Loans and the amount of all net scheduled payments due in respect of any Required Hedging Agreement entered into with any Secured Hedge Counterparty;

(iv)	in accordance with Clause Fourth of Section 4.2(e) of the Depositary Agreement, Dollars ($ ) to the Administrative Agent for the account of the Secured Parties, ratably in proportion to such amount, for payment of principal due on (i) the Term Loans (as determined in accordance with Section 2.1(d) of the Credit Agreement) and (ii) any Hedge Termination Value payable in respect of any Required Hedging Agreement entered into with any Secured Hedge Counterparty;

(v)	in accordance with Clause Fifth of Section 4.2(e) of the Depositary Agreement, Dollars ($ ) to the Debt Service Reserve Account;

(vi)	in accordance with Clause Sixth of Section 4.2(e) of the Depositary Agreement, Dollars ($ ) to the Administrative Agent for the account of the Secured Parties, ratably in proportion to such amount, first, any

[6]	Such amount, when transferred, shall be sufficient to cause the balance in the Debt Service Reserve Account, when added to any letters of credit posted by the Borrower, to equal the Required DSR Balance as of the Revenue Account Withdrawal Date.

24

reimbursement obligations with respect to Letters of Credit and second, the amount of principal due on the LC Loans, if any;

(vii)	in accordance with Clause Seventh of Section 4.2(e) of the Depositary Agreement, Dollars ($ ) to the Administrative Agent for the account of the Secured Parties, for payment of Cash Collateralization of the outstanding Letters of Credit as required under the Credit Agreement;

(viii)	in accordance with Clause Eighth of Section 4.2(e) of the Depositary Agreement, Dollars ($ ) to the Equity Investors;

(ix)	in accordance with Clause Ninth of Section 4.2(e) of the Depositary Agreement, Dollars ($ ) to the Prepayment Account, to be applied towards mandatory prepayment of the Loans pursuant to Section 2.13(h) of the Credit Agreement;

(x)	in accordance with Clause Tenth of Section 4.2(e) of the Depositary Agreement, Dollars ($ ) to the Insurer; and

(xi)	in accordance with Clause Eleventh of Section 4.2(e) of the Depositary Agreement, Dollars ($ ) to the Distribution Suspense Account.]

In support of such direction the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Revenue Account Withdrawal Date, as follows: [Note: Each Revenue Account Withdrawal Certificate should only list the priorities that are relevant on such Revenue Account Withdrawal Date.]

1.	[In the case of transfers to the Operating Account pursuant to Clause First of Section 4.2(e) of the Depositary Agreement, the Revenue Account Withdrawal Date is a Monthly Date and such amount is equal to all Operation and Maintenance Expenses due and payable, or reasonably anticipated to become due and payable prior to the next Monthly Date (in each case, in the amount set forth herein and certified by the Borrower to have been incurred or reasonably anticipated to be incurred, in each case, in accordance with the Credit Agreement), to the extent funds have not already been withdrawn from the Revenue Account or withdrawn from or deposited into the Operating Account for such purpose;

2.	In the case of transfers pursuant to Clause Second of Section 4.2(e) of the Depositary Agreement, the Revenue Account Withdrawal Date is a Monthly Date and the amount of such transfer is the amount necessary to pay pro rata to the Depositary Bank for the account of the Depositary Bank, to the Administrative Agent for the account of the Administrative Agent, to the Collateral Agent for the account of the Collateral Agent and to the Administrative Agent for the account of the other Secured Parties, all fees and expenses required to be paid as of such Monthly Date pursuant to the Financing Documents, including pursuant to Sections 2.24, 9.1 and 9.2 of the Credit Agreement and Section 6.1 of Depositary Agreement;

25

3.	In the case of transfers pursuant to Clause Third of Section 4.2(e) of the Depositary Agreement, the Revenue Account Withdrawal Date is a Quarterly Date and the amount of such transfer is the amount necessary to pay to the Administrative Agent for the account of the Secured Parties, ratably in proportion to such amount, the amount of all interest due on all Loans on such Quarterly Date and the amount of all net scheduled payments due in respect of any Required Hedging Agreement entered into with any Secured Hedge Counterparty;

4.	In the case of transfers pursuant to Clause Fourth of Section 4.2(e) of the Depositary Agreement, the Revenue Account Withdrawal Date is a Payment Date and the amount of such transfer is the amount necessary to pay to the Administrative Agent for the account of the Secured Parties, ratably in proportion to such amount, the amount of (i) principal due on the Term Loans (as determined in accordance with Section 2.1(d) of the Credit Agreement) and (ii) any Hedge Termination Value payable in respect of any Required Hedging Agreement entered into with any Secured Hedge Counterparty;

5.	In the case of transfers to the Debt Service Reserve Account pursuant to Clause Fifth of Section 4.2(e) of the Depositary Agreement, the Revenue Account Withdrawal Date is (A) a Monthly Date, or (B) a Defaulting Lender Shortfall Date (and a Defaulting Lender Shortfall Notice has been received), the amounts on deposit in the Debt Service Reserve Account is less than the Required DSR Balance (and the Borrower has not posted a letter of credit in the amount of such shortfall), and the amount of such transfer from the Reserve Account (or on any Defaulting Lender Shortfall Date from any amounts on deposit in the Revenue Account or the Distribution Suspense Account) is sufficient to cause the balance in the Debt Service Reserve Account, when added to the amounts on deposit in the Debt Service Reserve Account and any letters of credit posted by the Borrower, to equal the Required DSR Balance as of the Revenue Account Withdrawal Date;

6.	In the case of transfers pursuant to Clause Sixth of Section 4.2(e) of the Depositary Agreement, the Revenue Account Withdrawal Date is a Payment Date and the amount of such transfer is the amount necessary to pay to the Administrative Agent for the account of the Secured Parties, first, any reimbursement obligations with respect to Letters of Credit and second, the amount of principal due on the LC Loans, if any;

7.	In the case of transfers pursuant to Clause Seventh of Section 4.2(e) of the Depositary Agreement, the Revenue Account Withdrawal Date is a Payment Date and the amount of such transfer is the amount necessary to pay to the Administrative Agent for the account of the Secured Parties, ratably in proportion to the respective amounts set forth herein, any Cash Collateralization of the outstanding Letters of Credit as required under the Credit Agreement;

8.	In the case of transfers to the Equity Investor pursuant to Clause Eighth of Section 4.2(e) of the Depositary Agreement, the Revenue Account Withdrawal Date is a Payment Date, no Default or Event of Default has occurred or is continuing and the amount of such transfer is equal to any applicable Permitted Tax Distribution;

26

9.	In the case of transfers pursuant to Clause Ninth of Section 4.2(e) of the Depositary Agreement, the Revenue Account Withdrawal Date is a Payment Date [***] and after giving effect to the withdrawals and transfers specified in Clauses First through Eighth above, the amount of such transfer is the amount necessary to pay to the Administrative Agent for the account of the Secured Parties [fifty percent (50%)][seventy-five percent (75%)] of Excess Cash Flow as of such Payment Date to be applied towards mandatory prepayment of the Loans pursuant to Section 2.13(h) of the Credit Agreement;

10.	In the case of transfers to the Insurer pursuant to Clause Tenth of Section 4.2(e) of the Depositary Agreement, the Revenue Account Withdrawal Date is a Payment Date, the Tracking Account (as defined in the Policy) has a positive balance and the amount of such transfer is equal to the lesser of (x) the amount on deposit in the Revenue Account and (y) the positive balance in the Tracking Account;

11.	In the case of transfers to the Distribution Suspense Account pursuant to Clause Eleventh of Section 4.2(e) of the Depositary Agreement, the Revenue Account Withdrawal Date is a Payment Date and the amount of such transfer is equal to the remainder, if any, after making each of the applicable withdrawals and transfers specified above;]

12.	The undersigned is an Authorized Officer of the Borrower;

13.	This Revenue Account Withdrawal Certificate is being delivered to the Depositary Bank with a copy to the Administrative Agent and the Collateral Agent prior to 11:00 a.m. (New York City time) at least (3) Business Days prior to the Revenue Account Withdrawal Date;

14.	All conditions set forth in the Depositary Agreement for the withdrawals requested hereby have been satisfied;

15.	The Collateral Agent has not issued an Entitlement Order contrary to this Revenue Account Withdrawal Certificate to the Depositary Bank in accordance with the Depositary Agreement; and

16.	No Event of Default has occurred and is continuing, and no Default or Event of Default could reasonably be expected to occur after giving effect to any application of funds contemplated hereby.

[Signature follows on next page.]

cc:	Administrative Agent

Collateral Agent

[***] Confidential Treatment Requested

27

IN WITNESS WHEREOF, the undersigned has caused this Revenue Account Withdrawal Certificate to be executed and delivered as of the day and year first above written.

2015 ESA PROJECT COMPANY, LLC, as Borrower

By:
Name:
Title:

28

EXHIBIT F

FORM OF DEBT SERVICE RESERVE ACCOUNT WITHDRAWAL CERTIFICATE

Date: [                    ]

Wilmington Trust, National Association, as Depositary Agent

1100 North Market Street

Wilmington, Delaware 19890

Attn: [***]

Tel.: [***]

Fax: [***]

Email: [***]

Reference is made to Section 4.4 of the Depositary Agreement (the “Depositary Agreement”), dated as of June 25, 2015, by and among 2015 ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Borrower”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the benefit of the Secured Parties (together with its successors, designees and assigns in such capacity, the “Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as depositary bank (together with its successors, designees and assigns in such capacity, the “Depositary Bank”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Depositary Agreement.

The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Debt Service Reserve Account, No. 112632-003, on          , 20     (the “Debt Service Reserve Account Withdrawal Date”),             Dollars ($            ) to the Revenue Account as a result of a downward revision in the amount required to be on deposit in the Debt Service Reserve Account in accordance with Section 4.4(d) of the Depositary Agreement.

In support of such direction, the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Debt Service Reserve Account Withdrawal Date, as follows:

1.	The undersigned is an Authorized Officer of the Borrower;

2.	This Debt Service Reserve Account Withdrawal Certificate is being delivered to the Depositary Bank with a copy to the Administrative Agent and the Collateral Agent prior to 11:00 a.m. (New York city time) at least three (3) Business Days prior to the Debt Service Reserve Account Withdrawal Date;

3.	All conditions set forth in the Depositary Agreement for the withdrawal requested hereby have been satisfied;

[***] Confidential Treatment Requested

29

5.	The amount currently on deposit in the Debt Service Reserve Account exceeds the Required DSR Balance. The funds to be withdrawn from the Debt Service Reserve Account pursuant to this Debt Service Reserve Account Withdrawal Certificate equal the excess funds on deposit in the Debt Service Reserve Account and shall be transferred to the Revenue Account; and

6.	No Event of Default has occurred and is continuing, and no Default or Event of Default could reasonably be expected to occur after giving effect to the application of funds contemplated hereby.

[Signature follows on next page.]

cc:	Administrative Agent

Collateral Agent

30

IN WITNESS WHEREOF, the undersigned has caused this Debt Service Reserve Account Withdrawal Certificate to be executed and delivered as of the day and year first above written.

2015 ESA PROJECT COMPANY, LLC,
as Borrower

By:
Name:
Title:

31

EXHIBIT G

FORM OF NET DISPOSITION PROCEEDS ACCOUNT WITHDRAWAL CERTIFICATE

Date:

Wilmington Trust, National Association, as Depositary Agent

1100 North Market Street

Wilmington, Delaware 19890

Attn: [***]

Tel.: [***]

Fax: [***]

Email: [***]

Reference is made to Section 4.7 of the Depositary Agreement (the “Depositary Agreement”), dated as of June 25, 2015, by and among 2015 ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Borrower”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the benefit of the Secured Parties (together with its successors, designees and assigns in such capacity, the “Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as depositary bank (together with its successors, designees and assigns in such capacity, the “Depositary Bank”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Depositary Agreement.

The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Net Disposition Proceeds Account, No. 112632-006, on             , 20     (the “Net Disposition Proceeds Account Withdrawal Date”), in accordance with Section 4.7(b) of the Depositary Agreement,             Dollars ($            ) to the Prepayment Account to be applied to the prepayment of the outstanding Loans in accordance with Section 2.13(c) of the Credit Agreement.

In support of such direction, the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Net Disposition Proceeds Account Withdrawal Date, as follows:

1.	The undersigned is an Authorized Officer of the Borrower;

2.	This Net Disposition Proceeds Account Withdrawal Certificate is being delivered to the Depositary Bank with a copy to the Administrative Agent and the Collateral Agent prior to 11:00 a.m. (New York City time) at least three (3) Business Days prior to the Net Disposition Proceeds Account Withdrawal Date;

[***] Confidential Treatment Requested

32

3.	All conditions set forth in the Depositary Agreement for the withdrawal requested hereby have been satisfied;

4.	The funds to be withdrawn from the Net Disposition Proceeds Account pursuant to this Net Disposition Proceeds Account Withdrawal Certificate are all the proceeds in excess of two million dollars ($2,000,000.00)) from the receipt of proceeds from any single sale or disposition of assets other than pursuant to Section 2.13(b) of the Credit Agreement or in excess of five million dollars ($5,000,000.00) in the aggregate for all such dispositions or receipts by the Borrower during the term of the Loans (excluding the sale of energy, capacity or ancillary services in the ordinary course of business or other sales permitted pursuant to Section 6.5 of the Credit Agreement); and

5.	No Event of Default has occurred and is continuing, and no Default or Event of Default could reasonably be expected to occur after giving effect to the application of funds contemplated hereby.

33

IN WITNESS WHEREOF, the undersigned has caused this Net Disposition Proceeds Account Withdrawal Certificate to be executed and delivered as of the day and year first above written.

2015 ESA PROJECT COMPANY, LLC,
as Borrower

By:
Name:
Title:

34

EXHIBIT H

FORM OF POLICY PROCEEDS ACCOUNT WITHDRAWAL CERTIFICATE

Date:

Wilmington Trust, National Association, as Depositary Agent

1100 North Market Street

Wilmington, Delaware 19890

Attn: [***]

Tel.: [***]

Fax: [***]

Email: [***]

Reference is made to Section 4.8 of the Depositary Agreement (the “Depositary Agreement”), dated as of June 25, 2015, by and among 2015 ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Borrower”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the benefit of the Secured Parties (together with its successors, designees and assigns in such capacity, the “Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as depositary bank (together with its successors, designees and assigns in such capacity, the “Depositary Bank”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Depositary Agreement.

The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Policy Proceeds Account, No. 112632-007, on         , 20     (the “Policy Proceeds Account Withdrawal Date”), in accordance with Section 4.8(b) of the Depositary Agreement,             Dollars ($             )7 to the Revenue Account.

In support of such direction, the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Policy Proceeds Account Withdrawal Date, as follows:

1.	The undersigned is an Authorized Officer of the Borrower;

2.	This Policy Proceeds Account Withdrawal Certificate is being delivered to the Depositary Bank with a copy to the Administrative Agent and the Collateral Agent prior to 11:00 a.m. (New York City time) at least three (3) Business Days prior to the Policy Proceeds Account Withdrawal Date;

[7]	Amount determined pursuant to Section 4.4(b).

[***] Confidential Treatment Requested

35

3.	All conditions set forth in the Depositary Agreement for the withdrawal requested hereby have been satisfied; and

4.	No Event of Default has occurred and is continuing, and no Default or Event of Default could reasonably be expected to occur after giving effect to the application of funds contemplated hereby.

[Signature follows on next page.]

cc:	Administrative Agent

Collateral Agent

36

IN WITNESS WHEREOF, the undersigned has caused this Policy Proceeds Account Withdrawal Certificate to be executed and delivered as of the day and year first above written.

2015 ESA PROJECT COMPANY, LLC,
as Borrower

By:
Name:
Title:

37

EXHIBIT I

FORM OF PREPAYMENT ACCOUNT WITHDRAWAL CERTIFICATE

Date:

Wilmington Trust, National Association, as Depositary Agent

1100 North Market Street

Wilmington, Delaware 19890

Attn: [***]

Tel.: [***]

Fax: [***]

Email: [***]

Reference is made to Section 4.9 of the Depositary Agreement (the “Depositary Agreement”), dated as of June 25, 2015, by and among 2015 ESA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Borrower”), CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as administrative agent for the Lenders (together with its successors, designees and assigns in such capacity, the “Administrative Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as collateral agent for the benefit of the Secured Parties (together with its successors, designees and assigns in such capacity, the “Collateral Agent”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as depositary bank (together with its successors, designees and assigns in such capacity, the “Depositary Bank”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the Depositary Agreement.

The Borrower hereby directs the Depositary Bank to withdraw and transfer from the Prepayment Account, No. 112632-008, on         , 20     (the “Prepayment Account Withdrawal Date”), in accordance with Section 4.9(b) of the Depositary Agreement,              Dollars ($            ) to the Administrative Agent to be applied to the prepayment of the outstanding Loans in accordance with Section 2.13 of the Credit Agreement.

In support of such direction, the undersigned, on behalf of the Borrower, hereby represents and certifies, as of the date hereof and as of the Prepayment Account Withdrawal Date, as follows:

1.	The undersigned is an Authorized Officer of the Borrower;

2.	This Prepayment Account Withdrawal Certificate is being delivered to the Depositary Bank with a copy to the Administrative Agent and the Collateral Agent prior to 11:00 a.m. (New York City time) at least three (3) Business Days prior to the Prepayment Account Withdrawal Date;

3.	All conditions set forth in the Depositary Agreement for the withdrawal requested hereby have been satisfied;

[***] Confidential Treatment Requested

38

4.	[To be used for transfers pursuant to Section 2.13(b) of the Credit Agreement: The funds to be withdrawn from the Prepayment Account pursuant to this Prepayment Account Withdrawal Certificate consist of proceeds [include all that apply]:

•	[of the Borrower’s voluntary disposition of any energy server or Project]

•	[of refund claims received by the Borrower pursuant to Sections 5.4(c) and 5.7(b) of the PUMA, other than with respect to amounts reserved for payment to the Offtakers, in amounts equal to the amounts required to be paid to an Offtaker pursuant to the applicable ESA]

•	[received by the Borrower as Termination Value or Early Termination Fee, as applicable, of the Systems upon the occurrence of a Customer Default or Host Default, as applicable, under each ESA (as defined therein)];

Over the term of the Loan such proceeds have affected [    ] MW of energy servers or Projects disposed or otherwise removed, and the Borrower has separately provided the Projections required pursuant to Section 2.13(b).]

5.	[To be used for transfers pursuant to Section 2.13(c) of the Credit Agreement: The funds to be withdrawn from the Prepayment Account pursuant to this Prepayment Account Withdrawal Certificate are all the proceeds in excess of two million ($2,000,000.00) from the receipt of proceeds from any single sale or disposition of assets other than pursuant to Section 2.13(b) of the Credit Agreement or in excess of five million dollars ($5,000,000.00) in the aggregate for all such dispositions or receipts by the Borrower during the term of the Loans (excluding the sale of energy, capacity or ancillary services in the ordinary course of business or other sales permitted pursuant to Section 6.5 of the Credit Agreement);]

6.	[To be used for transfers pursuant to Section 2.13(d) of the Credit Agreement: The funds to be withdrawn from the Prepayment Account pursuant to this Prepayment Account Withdrawal Certificate are all the net proceeds received by the Borrower under the Policy pursuant to the “One-Time Payment Option” (as defined in the Policy);]

7.	[To be used for transfers pursuant to Section 2.13(e) of the Credit Agreement: The funds to be withdrawn from the Prepayment Account pursuant to this Prepayment Account Withdrawal Certificate consist of funds from the Suspense Account and are to be applied pursuant to Section 4.5 of the Depositary Agreement;]

8.

[To be used for transfers pursuant to Section 2.13(g) of the Credit Agreement: As of the Term Conversion Date, COO has not occurred for Sites having an aggregate capacity of at least the Minimum Capacity, and after application of the funds to be withdrawn from the Prepayment Account pursuant to this Prepayment Account Withdrawal Certificate, the Term Loan will fully amortize over a 14.5 year amortization period based on contracted cash flows under each ESA for the Projects for which COO has occurred and the associated production-based environmental incentives (to the extent such incentives are for the benefit of the Borrower), yielding projected minimum annual Debt

39

Service Coverage Ratios of (i) [***] through the Final Maturity Date based on a portfolio capacity factor of [***]%, as evidenced by Updated Lender Base Case Projections as confirmed by the Independent Engineer and (ii) [through the Final Maturity Date based on a portfolio capacity factor of [***]%, as evidenced by Updated Downside Sizing Case Projections as confirmed by the Independent Engineer;]

9.	[To be used for transfers pursuant to Section 2.13(h) of the Credit Agreement: The funds to be withdrawn from the Prepayment Account pursuant to this Prepayment Account Withdrawal Certificate consist of Excess Cash Flow;] and

10.	No Event of Default has occurred and is continuing, and no Default or Event of Default could reasonably be expected to occur after giving effect to the application of funds contemplated hereby.

[Signature follows on next page.]

cc:	Administrative Agent

Collateral Agent

[***] Confidential Treatment Requested

40

IN WITNESS WHEREOF, the undersigned has caused this Prepayment Account Withdrawal Certificate to be executed and delivered as of the day and year first above written.

2015 ESA PROJECT COMPANY, LLC,
as Borrower

By:
Name:
Title:

41

SCHEDULE 1

REQUIRED DSR BALANCE

Date	Scheduled Debt Service
12/31/2016	[***]
3/31/2017	[***]
6/30/2017	[***]
9/30/2017	[***]
12/31/2017	[***]
3/31/2018	[***]
6/30/2018	[***]
9/30/2018	[***]
12/31/2018	[***]
3/31/2019	[***]
6/30/2019	[***]
9/30/2019	[***]
12/31/2019	[***]
3/31/2020	[***]
6/30/2020	[***]
9/30/2020	[***]
12/31/2020	[***]
3/31/2021	[***]
6/30/2021	[***]
9/30/2021	[***]
12/31/2021	[***]

[***] Confidential Treatment Requested